       As filed with the Securities and Exchange Commission on February 24, 1997

                                               1933 Act Registration No. 2-76909
                                              1940 Act Registration No. 811-3443

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.
                                -------

     Post-Effective Amendment No.  20                X
                                 ------             ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  21                               X
                   ----                             ----


                        (Check appropriate box or boxes)

                         AIM SUMMIT FUND, INC.
                        -----------------------
                 (formerly Summit Investors Fund, Inc.)
           (Exact Name of Registrant as Specified in Charter)


        11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173

       ----------------------------------------------------------
          (Address of Principal Executive Offices) (Zip Code)

  Registrant's Telephone Number, including Area Code  (713) 626-1919
                                                     ----------------

                            Charles T. Bauer
                     11 Greenway Plaza, Suite 1919

                       Houston, Texas  77046-1173

                      ----------------------------
                (Name and Address of Agent for Service)

                                   Copy to:

      Stephen I. Winer, Esquire                 Martha J. Hays, Esquire
        A I M Advisors, Inc.                Ballard Spahr Andrews & Ingersoll
    11 Greenway Plaza, Suite 1919           1735 Market Street, 51st Floor
    Houston, Texas  77046-1173            Philadelphia, Pennsylvania  19103-7599


   Approximate Date of Proposed Public Offering:   February 27, 1997
                                                  -------------------

It is proposed that this filing will become effective:

             immediately upon filing pursuant to paragraph (b)
       ---

        X    on February 27, 1997 pursuant to paragraph (b)
       ---

             60 days after filing pursuant to paragraph (a)(1)
       ---
             on (date) pursuant to paragraph (a)(1)
       ---
             75 days after filing pursuant to paragraph (a)(2)
       ---
             on (date) pursuant to paragraph (a)(2) of rule 485.
       ---
                          (Continued on Next Page)

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.


Registrant continues its election to register an indefinite number of shares of Common Stock under Rule 24f-2 under the Investment Company Act of 1940 and accordingly filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1996 on or about December 20, 1996.

                             AIM SUMMIT FUND, INC.
                        FORM N-1A CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NUMBER                                             PROSPECTUS LOCATION
----------------                                             -------------------
PART A
       Item 1.   Cover Page . . . . . . . . . . . . . . . . . . . .   Cover Page
       Item 2.   Synopsis . . . . . . . . .  Summary; Table of Fees and Expenses
       Item 3.   Condensed Financial Information  . . . . . Financial Highlights
       Item 4.   General Description of . . . .  Cover Page; Summary; Investment
                    Registrant                  Program; Management of the Fund;
                                                             General Information
       Item 5.   Management of the Fund . . . . . .. . .  Management of the Fund
       Item 5a.  Management's Discussion of Fund  . . . . . .(included in Annual
                    Performance                                          Report)
       Item 6.   Capital Stock and Other  . .  Summary; Dividends, Distributions
                    Securities              and Tax Matters; General Information
       Item 7.   Purchase of Securities . . .   Sales of Shares; Determining Net
                    Being Offered                                    Asset Value
       Item 8.   Redemption or Repurchase . . . . . . . .   Redemption of Shares
       Item 9.   Pending Legal Proceedings  . . . . . . . . . .   Not Applicable

N-1A ITEM NUMBER                                                  SAI LOCATION
----------------                                                  ------------

PART B
       Item 10.  Cover Page . . . . . . . . . . . . . . . . . . . .   Cover Page
       Item 11.  Table of Contents  . . . . . . . . . . . . . .Table of Contents
       Item 12.  General Information and History  . . . .  Introduction; General
                                                           Information About the
                                                                            Fund
       Item 13.  Investment Objectives and Policies . . . Investment Program and
                                                                    Restrictions
       Item 14.  Management of the Fund . . . . . . . . . . .General Information
                                                                  About the Fund
       Item 15.  Control Persons and Principal  . . . . . . .General Information
                    Holders of Securities                         About the Fund
       Item 16.  Investment Advisory and Other Services . . .  Management of the
                                                                            Fund
       Item 17.  Brokerage Allocation and Other Practice. . . Investment Program
                                                          and Other Restrictions
       Item 18.  Capital Stock and Other Securities . . . .  General Information
                                                                  About the Fund
       Item 19.  Purchase, Redemption and . . . . . Share Purchases, Redemptions
                    Pricing of Securities Being Offered          and Repurchases
       Item 20.  Tax Status . . . . . . . . . . . . Tax and Dividend Information
       Item 21.  Underwriters . . . . . . . . . . . Share Purchases, Redemptions
                                                                 and Repurchases
       Item 22.  Calculations of Performance Data . . . . . . . . Not Applicable
       Item 23.  Financial Statements . . . . . . . . . . . Financial Statements

PART C

       Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                                                      PROSPECTUS

                                                               FEBRUARY 27, 1997


                             AIM SUMMIT FUND, INC.
                               11 GREENWAY PLAZA
                                   SUITE 1919
                           HOUSTON, TEXAS 77046-1173
                                 (800) 995-4246

     AIM Summit Fund, Inc. (the "Fund") is a diversified, open-end investment company whose objective is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio.

     Shares of the Fund are offered to and may be purchased by the general public only through Summit Investors Plans, a unit investment trust. Details of Summit Investors Plans, including the creation and sales charges and the custodian charges applicable to Summit Investors Plans, may be found in the Summit Investors Plans Prospectus which, along with this Prospectus of the Fund, should be read and retained by the investor for future reference.
                            ------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS
       THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
         COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
           PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                            ------------------------


     THIS PROSPECTUS SETS FORTH BASIC INFORMATION THAT INVESTORS SHOULD KNOW ABOUT THE FUND PRIOR TO INVESTING AND SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 27, 1997 HAS BEEN FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND IS HEREBY INCORPORATED BY REFERENCE. IT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING OR CALLING A I M DISTRIBUTORS, INC. AT (800) 995-4246.

                            ------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                        PAGE                                             PAGE
Summary...............................   A-2     Determining Net Asset Value...........  A-11
Table of Fees and Expenses............   A-4     Sales of Shares.......................  A-12
Financial Highlights..................   A-5     Redemption of Shares..................  A-12
Investment Program....................   A-6     Open Account..........................  A-14
Dividends, Distributions and                     Management of the Fund................  A-14
Tax Matters...........................  A-10     General Information...................  A-18



     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK and AIM Institutional Funds are registered service marks and La Familia AIM de Fondos, La Familia AIM de Fondos and Design and aimfunds.com are service marks of A I M Management Group Inc.

                                    SUMMARY

INVESTMENT OBJECTIVE

     AIM Summit Fund, Inc. (the "Fund") is a diversified, open-end investment company whose objective is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective. See "Investment Program."

SALES OF SHARES

     The principal underwriter of the Fund's shares is A I M Distributors, Inc. Shares of the Fund's common stock offered by this Prospectus are available to the general public only by means of an investment in Summit Investors Plans. Investors should consult the Summit Investors Plans Prospectus for information regarding minimum initial and subsequent investments and creation and sales charges applicable to Summit Investors Plans. See "Sales of Shares."

REDEMPTION OF SHARES

     Planholders of Summit Investors Plans should consult the Summit Investors Plans Prospectus for information concerning the redemption or repurchase of Fund shares held in Plans. Investors who hold shares of the Fund directly may at any time redeem all or a portion of their shares at net asset value without charge. See "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income and distributions from net capital gains are paid annually. Dividends and distributions will be automatically reinvested at net asset value without charge unless the shareholder has elected to receive such payments in cash. See "Dividends, Distributions and Tax Matters."

MANAGEMENT OF THE FUND


     A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173, acts as investment advisor to the Fund and in such capacity supervises all aspects of management of the Fund, including the provision for the Fund of a continuous investment program. AIM is primarily engaged in the business of acting as investment advisor or manager to investment companies. AIM has entered into a sub-advisory agreement with TradeStreet Investment Associates, Inc. ("TradeStreet"), which furnishes AIM with investment research and advisory services concerning a portion of the Fund's investment program. TradeStreet is a wholly owned subsidiary of NationsBank, N.A. and a registered investment advisor.


SPECIAL CONSIDERATIONS

     Shares of the Fund are available to the general public only through investment in a Summit Investors Plan which calls for fixed monthly investments. Investments in a continuous investment plan may involve special risks not usually associated with an investment in other investment companies. As securities are subject to market fluctuations, an investor who liquidates his investment when the market value of his accumulated shares is less than his cost, including creation and sales charges, will incur a loss. Investments in a continuous investment plan do not eliminate this risk. The Fund is designed for investors who are seeking the accumulation of capital through systematic investments over a period of 15 or more years. The net proceeds of systematic investments will be received and invested, and additional Fund shares will be issued, during periods of varying economic and market conditions. The investment objective and policies of the Fund may not be appropriate for an investor who may have to liquidate his investment after a relatively short period of time. Investors should therefore consider their financial ability to continue regular monthly investments in a Plan. See the Summit Investors Plans Prospectus for further information.


MATERIAL EVENTS



     MERGER. On November 4, 1996, A I M Management Group Inc. ("AIM Management") announced that it had entered into an Agreement and Plan of Merger with INVESCO plc ("INVESCO") and INVESCO Group Services Inc., pursuant to which AIM Management will be merged with a subsidiary of INVESCO. Subject to a number of conditions being met, it is anticipated that the transaction will occur in the early part of 1997. The Fund's investment advisor, AIM, is a wholly owned subsidiary of AIM Management.



     APPROVAL OF NEW ADVISORY, SUB-ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS. On December 11, 1996, the Board of Directors (the "Board") of the Fund approved, subject to shareholder approval, a new investment advisory agreement between AIM and the Fund. The Board also approved a new sub-advisory agreement, between AIM and TradeStreet. Shareholders approved the proposed advisory agreement and sub-advisory agreement at an annual meeting of shareholders on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM, a new administrative services agreement with respect to shareholder services between AIM and A I M Fund Services, Inc., ("AFS"), a wholly owned subsidiary of AIM, and a new distribution agreement with AIM Distributors. There have been no material changes to the terms of the new agreements, including the fees payable by the Funds. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements or the merger.



     The Board approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of AIM Management, the parent of AIM, into a subsidiary of INVESCO. INVESCO and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. Provided that the merger is consummated, the new advisory agreement with respect to the Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.



     CHANGES TO FUNDAMENTAL INVESTMENT POLICIES. The Board has unanimously approved changes to the fundamental investment policies of the Fund described below. Shareholders approved these changes at the Annual Meeting and they will become effective on March 1, 1997.



     Investment in Other Investment Companies



     The Fund is currently prohibited from investing more than 5% of its assets in securities of a single issuer or holding more than 10% of the outstanding voting securities of any issuer. The Board and Shareholders have approved the amendment of these fundamental investment policies to permit investment in other investment companies in excess of those limits to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.



     For additional information regarding the proposed changes described above, see the Fund's Statement of Additional Information dated February 27, 1997.



     CHANGES TO SALES OF SHARES. Upon consummation of the proposed merger of AIM Management, the following additional persons may purchase shares of the Fund through AIM Distributors at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, children, parents and parents of spouse) of any such person, of INVESCO or its affiliates; or of any investment company managed or advised by INVESCO; or (b) any employee benefit plan established for employees of INVESCO or its affiliates.


                           TABLE OF FEES AND EXPENSES


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets):
  Management Fees...........................................  .64%
  Other Expenses............................................  .06%
  Total Fund Operating Expenses.............................  .70%


EXAMPLE:


                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                         ------    -------    -------    --------
An investor in the Fund would pay the following
expenses on a $1,000 investment, assuming (1) a
5% annual return and (2) redemption at the end of each
time period:                                              $7        $22        $39        $87


     The purpose of the foregoing Table of Fees and Expenses is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. (For a more complete description of the various costs and expenses, see "Management of the Fund," below.) The information in the foregoing Table of Fees and Expenses should be read in conjunction with the information appearing elsewhere in the prospectus of Summit Investors Plans, particularly with respect to the Creation and Sales Charges imposed in connection with the purchase of Summit Investors Plans. These and other charges relating to the purchase of Summit Investors Plans are in addition to the expenses shown in the foregoing Table of Fees and Expenses. (See "Allocation of Investments and Deductions," "Rights and Privileges of Planholders" and "Custodian and Sponsor Charges" sections of the attached Summit Investors Plans prospectus immediately preceding the Fund prospectus.)

     THE EXAMPLE SHOWN IN THE TABLE ABOVE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            ------------------------

                              FINANCIAL HIGHLIGHTS


Shown below are the condensed financial highlights for a share of the Fund outstanding during each of the years in the three-year period ended October 31, 1996, the ten months ended October 31, 1993 and each of the years in the six-year period ended December 31, 1992. The data has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report is contained in the Fund's Statement of Additional Information which is available upon request and without charge from A I M Distributors, Inc.


                                              OCTOBER 31,                                   DECEMBER 31,
                               -----------------------------------------   ----------------------------------------------
                                  1996             1995          1994        1993         1992        1991        1990
                               -----------      -----------    ---------   ---------    ---------   ---------   ---------
Net asset value, beginning of
 period                        $    12.14       $     9.78      $ 10.46     $  9.64      $ 10.09     $  7.56     $  7.79
                               ----------       ----------      -------     -------      -------     -------     -------
Income from investment
 operations:
 Net investment income               0.04             0.04         0.10        0.09         0.11        0.14        0.15
                               ----------       ----------      -------     -------      -------     -------     -------
 Net gains (losses) on
   securities (both realized
   and unrealized)                   1.69             2.81        (0.04)       0.73         0.35        3.16       (0.08)
                               ----------       ----------      -------     -------      -------     -------     -------
     Total from investment
       operations                    1.73             2.85         0.06        0.82         0.46        3.30        0.07
                               ----------       ----------      -------     -------      -------     -------     -------
Less distributions:
 Dividends from net
   investment income                (0.03)           (0.10)       (0.10)         --        (0.11)      (0.13)      (0.16)
                               ----------       ----------      -------     -------      -------     -------     -------
 Distributions from capital
   gains                            (0.85)           (0.39)       (0.64)         --        (0.80)      (0.64)      (0.14)
                               ----------       ----------      -------     -------      -------     -------     -------
     Total distributions            (0.88)           (0.49)       (0.74)         --        (0.91)      (0.77)      (0.30)
                               ----------       ----------      -------     -------      -------     -------     -------
Net asset value, end of
 period                        $    12.99       $    12.14      $  9.78     $ 10.46      $  9.64     $ 10.09     $  7.56
                               ----------       ----------      -------     -------      -------     -------     -------
Total return(b)                     15.61%           31.03%        0.61%       8.51%        4.50%      43.64%       0.93%
                               ----------       ----------      -------     -------      -------     -------     -------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $1,261,008       $1,050,011      $765,073    $705,580     $604,329    $517,835    $316,043
                               ----------       ----------      -------     -------      -------     -------     -------
Ratio of expenses to average
 net assets                          0.70%(c)(d)       0.71%(c)     0.72%      0.79%(e)     0.76%       0.75%       0.80%
                               ----------       ----------      -------     -------      -------     -------     -------
Ratio of net investment
 income to average net assets      0.29(c)            0.33%(c)     1.04%       1.13%(e)     1.09%       1.48%       2.02%
                               ----------       ----------      -------     -------      -------     -------     -------
Portfolio turnover rate            118.34%          126.00%      121.69%     115.76%       97.41%     109.04%     142.60%
                               ----------       ----------      -------     -------      -------     -------     -------
Average commission rate
 paid(f)                       $   0.0643              N/A          N/A         N/A          N/A         N/A         N/A
                               ----------       ----------      -------     -------      -------     -------     -------

                                         DECEMBER 31,
                               ---------------------------------
                                 1989       1988(a)      1987
                               ---------   ---------   ---------
Net asset value, beginning of
 period                         $  6.57     $  5.70     $  6.68
                                -------     -------     -------
Income from investment
 operations:
 Net investment income             0.16        0.16        0.09
                                -------     -------     -------
 Net gains (losses) on
   securities (both realized
   and unrealized)                 1.86        0.84       (0.40)
                                -------     -------     -------
     Total from investment
       operations                  2.02        1.00       (0.31)
                                -------     -------     -------
Less distributions:
 Dividends from net
   investment income              (0.16)      (0.13)      (0.10)
                                -------     -------     -------
 Distributions from capital
   gains                          (0.64)         --       (0.57)
                                -------     -------     -------
     Total distributions          (0.80)      (0.13)      (0.67)
                                -------     -------     -------
Net asset value, end of
 period                         $  7.79     $  6.57     $  5.70
                                -------     -------     -------
Total return(b)                   30.92%      17.65%      (4.66)%
                                -------     -------     -------
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                 $262,655    $164,996    $101,541
                                -------     -------     -------
Ratio of expenses to average
 net assets                        0.82%       1.04%       0.98%
                                -------     -------     -------
Ratio of net investment
 income to average net assets      2.14%       2.57%       1.06%
                                -------     -------     -------
Portfolio turnover rate           97.26%     114.94%      81.99%
                                -------     -------     -------
Average commission rate
 paid(f)                            N/A         N/A         N/A
                                -------     -------     -------


(a) The Fund changed investment advisers on October 5, 1988.

(b) For periods less than one year, total return is not annualized.


(c) Ratios are based on average net assets of $1,143,534,605.



(d)Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.



(e) Annualized.



(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The investment objective of the Fund is capital growth. Although the Fund may purchase income-producing securities, income will generally not be a consideration in the selection of securities for the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective.

     The Fund will invest primarily in three types of securities:

          1. Core Stocks -- These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

          2. Emerging Growth Stocks -- These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.

          3. Value-Oriented Stocks -- These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor or sub-advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's and sub-advisor's capabilities than is the case with other types of securities in which the Fund may invest.

     It is anticipated that approximately 50% of the Fund's investments will be in core stocks while the remaining 50% will be in emerging growth and value-oriented stocks. However, these percentages may be changed by AIM from time to time in response to current market conditions. The Fund does not concentrate its investments in any particular industry or group of industries, but diversifies its holdings among as many different companies and industries as seems appropriate to the advisor in light of the monetary, economic and stock market conditions prevailing at any given time.

     Although the investment emphasis of the Fund is on common stocks, the Fund may also invest in other securities believed by AIM to have capital appreciation potential, including but not limited to, preferred stocks, bonds, debentures, notes and other debt securities, and warrants and rights to acquire securities. Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in the securities listed above. However, pending investment of the proceeds from the sale of the Fund's shares, or if market conditions are believed to warrant a more conservative or defensive investment strategy, the Fund's assets may be invested without limit in money market instruments chosen by AIM or retained in cash. Such money market instruments will consist of obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances, time deposits, master notes and other obligations of domestic banks having total assets of at least $500 million; and commercial paper rated in the highest category by a nationally recognized statistical rating organization.


     The Fund may make short sales or maintain a short position in securities if at all times when such a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities.

     The receipt by the Fund of new money primarily through the medium of continuing investments under systematic investment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. One example of how this concept could be employed is through a program of "dollar-cost averaging" in the purchase of securities for the Fund. "Dollar-cost averaging" involves the purchase of a fixed dollar amount of stock of a company at regular intervals. The number of shares of stock obtained upon each purchase will therefore vary with the price of the stock, with more shares being obtained as the price of the stock declines and fewer shares being obtained as the price of the stock increases. Such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.

     CERTAIN INVESTMENT STRATEGIES AND POLICIES

     LENDING OF FUND SECURITIES. The Fund may also lend its portfolio securities in amounts up to 33-1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Fund. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     INVESTMENTS IN FOREIGN SECURITIES. The Fund may invest up to 20% of its total assets in foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. The Fund may also purchase securities of foreign issuers which are in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. ADRs, EDRs, and other securities representing underlying securities of foreign issuers are included in the percentage limitations applicable to the Fund's investments in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors Regarding Foreign Securities" below.

     RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies including Eurodollar, Yankee dollar and other foreign obligations, may entail some or all of the risks set forth below. Investments by the Fund in ADRs and EDRs may entail certain political and economic risks and regulatory risks described below.

     Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different economic and political forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.


     Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.


     Market Risk. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.


     STOCK INDEX FUTURES CONTRACTS AND RELATED CALL OPTIONS. The Fund may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will only enter into domestic stock index futures. The Fund will only enter into stock index futures contracts or write call options thereon in order to hedge the value of the portfolio against changes in market conditions. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. The Fund may also write call options with respect to such futures contracts. As the writer of a call option on a futures contract, the Fund would be required to assume a short position in a futures contract at a specified exercise price if the option is exercised during the option period. If the option is exercised on the last trading date prior to the expiration date of the option, the settlement of the option will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the underlying futures contract on the expiration date. See the Statement of Additional Information for a description of the Fund's investments in futures contracts including certain related risks. The Fund may purchase or sell futures contracts if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related call options would not exceed 5% of the market value of the Fund's total assets.


PORTFOLIO TURNOVER


     Consistent with its objective of capital growth, the Fund does not intend to engage in substantial short-term trading. However, the Fund reserves the right to dispose of any security without regard to the period of time it has been held and to take short-term or long-term profits when such action is consistent with its investment program. The Fund's historical portfolio turnover rates are included in the Financial Highlights table on page A-5. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. The Fund's turnover may vary greatly from year to year and may exceed 100% during years when the Fund has taken a significant defensive position or otherwise makes changes in the investment strategies which it pursues consistent with its overall investment objective. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.


INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize (but cannot eliminate) certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Fund's assets which may be invested in any specific industry or issuer. The most significant of these restrictions provide that the Fund will not purchase a security if as a result of such purchase:


          (1) More than 25% of the value of the Fund's total assets would be invested in the securities of issuers primarily engaged in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities;

          (2) More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or repurchase agreements pertaining to such securities; or

          (3) The Fund would own more than 10% of the outstanding voting securities of any issuer or more than 10% of any class of securities of an issuer, with the debt and preferred stock of an issuer each considered to be a separate single class for this purpose.


     See "Summary -- Material Events" for changes in the Fund's investment restrictions effective March 1, 1997.


     The foregoing percentage limitations will be calculated by giving effect to such purchase and will be based upon values at the time of purchase. The Fund may retain any security purchased by it notwithstanding changes in the value of its assets occurring subsequent to the time of any such purchase.

     The Fund's investment objective as described under "Investment Objective," the policy relating to lending of securities as described under "Certain Investment Strategies and Policies -- Lending of Fund Securities," and the foregoing investment restrictions are matters of fundamental policy which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in "General Information -- Organization and Description of Common Stock."


     Information concerning other investment restrictions and policies of the Fund, some of which may be changed by the Board without shareholder approval, is contained in the Statement of Additional Information.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

     It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gains distributions. It is the Fund's intention to distribute substantially all of its net investment income and capital gains by the end of the calendar year. In determining the amount of capital gains, if any, available for distribution, net capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Fund unless the shareholder has elected prior to the record date, by written notice to Boston Financial Data Services, Inc. ("BFDS"), P.O. Box 8300, Boston, Massachusetts 02266-8300, Attention: AIM Summit Fund, Inc., to receive all such payments in cash. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.

     Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by BFDS prior to the applicable record date. Any dividend and distribution election will remain in effect until BFDS receives a revised written election by the shareholder.

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Because the Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders, it is not expected that the Fund will be required to pay any federal income tax. The Fund intends to meet the distribution requirements of the Code to avoid the imposition of a 4% excise tax. However, shareholders normally are subject to federal income taxes and any applicable state and local income taxes, on the dividends and distributions from the Fund, whether received in cash or reinvested in shares of the Fund. Shareholders are notified annually of the federal income tax status of dividends and capital gains distributions. To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments a shareholder must furnish the Fund with his taxpayer identification number and certify under penalties of perjury that the number provided is correct and that he is not subject to backup withholding for any reason.

     Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes, as discussed herein.

     Distributions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Additional information about taxes is set forth in the Statement of Additional Information.

                          DETERMINING NET ASSET VALUE


     The net asset value of a Fund share is determined as of the close of trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern
Time) on each business day of the Fund (defined as any day on which the NYSE is open for business). Net asset value is determined by dividing the value of the Fund's assets, less all of its liabilities, by the number of shares outstanding. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Portfolio securities are valued using market values, if available. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the NYSE are generally used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. Additional information concerning the valuation of the Fund's shares is contained in the Statement of Additional Information.

                                SALES OF SHARES


     The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly-owned subsidiary of AIM, which in turn is a wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), under which the Fund will issue shares at net asset value to State Street Bank and Trust Company, as custodian for Summit Investors Plans ("State Street Bank" or the "Custodian"). The address of AIM Distributors is P.O. Box 4264, Houston, Texas 77210-4264. AIM Distributors acts as sponsor and principal underwriter of Summit Investors Plans. The terms of offering of Summit Investors Plans are contained in the Prospectus of Summit Investors Plans. AIM Distributors does not receive any fee from the Fund pursuant to the Distribution Agreement. Certain directors and officers of the Fund are affiliated with AIM Distributors and AIM Management. More information concerning the directors and officers of the Fund and their affiliation may be found in the Statement of Additional Information.



     THE FUND WILL NOT OFFER ITS SHARES TO THE GENERAL PUBLIC EXCEPT THROUGH SUMMIT INVESTORS PLANS. However, the following persons may purchase shares of the Fund directly through AIM Distributors at net asset value: (a) any current or retired officer, trustee, director, or employee, or any member of the immediate family (spouse, children, parents and parents of spouse) of any such person, of AIM Management or its subsidiaries, or of any investment company managed or advised by AIM; or (b) any employee benefit plan established for employees of AIM Management or its affiliates. The Fund reserves the right to reject any purchase order. See "Summary -- Material Events" for changes to who may purchase shares of the Fund at net asset value.


                              REDEMPTION OF SHARES

     THE FOLLOWING DISCUSSION RELATES ONLY TO THOSE INVESTORS WHO HOLD SHARES OF THE FUND DIRECTLY. PLANHOLDERS SHOULD CONSULT THEIR SUMMIT INVESTORS PLANS PROSPECTUS FOR THE REQUIREMENTS FOR REDEMPTION OF FUND SHARES HELD IN A SUMMIT INVESTORS PLAN.


     A shareholder may redeem his shares of the Fund at any time without charge, either by a written request to BFDS, or beginning on or about May 1, 1997, by calling BFDS at (617) 328-5000. Upon receipt by BFDS of a proper request, the Fund will redeem shares in cash at the next determined net asset value. All written redemption requests must be directed to BFDS, P.O. Box 8300, Boston, Massachusetts 02266-8300, Attention: AIM Summit Fund, Inc. Any written request sent to the Fund will be forwarded to BFDS and the effective date of the redemption request will be when the request is received by AIM Distributors or BFDS.



     Written requests for redemption must include the following: (a) signatures of each registered owner exactly as the shares are registered; (b) the account number and number of shares to be redeemed; (c) stock certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of State Street Bank; (d) signature guarantees, as described below; and (e) any additional documents required for redemption by corporations, partnerships, trusts or other fiduciaries.

     To assure proper redemption, and to protect the shareholder, the Fund, AIM Distributors and the Custodian, the Fund requires that the signature of each registered shareholder be guaranteed. Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the SEC. A notary public is not an acceptable guarantor. The signature guarantee(s) must appear either: (a) on the written request for redemption, which must clearly identify the exact name(s) in which the account is registered, the account number and the number of shares or the dollar amount to be redeemed; (b) on a stock power, which may be obtained from AIM Distributors, State Street Bank or from most banks and stockbrokers; or (c) on all share certificates tendered for redemption, in which case the signature guarantee(s) must also appear on the written request or a stock power if shares held by State Street Bank are also being redeemed. It is the present policy of the Fund not to require signature guarantees for redemption requests of under $50,000 unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. Upon notice to the shareholders, this policy may be changed. Currently, in addition to these requirements, if a Planholder has invested in the Fund to establish an IRA, he should include the following information along with his written request for either partial or full liquidation of Fund shares: (a) a statement as to whether or not he has attained age 59-1/2; (b) a statement as to whether or not he is legally disabled; (c) a statement as to whether or not he elects to have federal income tax withheld from the proceeds of his redemption, and (d) his Social Security number along with the following statement: "I certify under penalties of perjury that the Social Security number provided is correct and that I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service that I am subject to backup withholding, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding." If the Planholder has been notified by the Internal Revenue Service that he is currently subject to backup withholding, then the preceding statement should be modified accordingly. Even if he elects not to have federal income tax withheld, he is liable for federal income tax on the taxable portion of his redemption proceeds. He may also be subject to tax penalties under the estimated tax payment rules if his payments of estimated tax and withholding, if any, are not adequate.


     Beginning on or about May 1, 1997, shareholders may also request redemptions by telephone by calling BFDS at (617) 328-5000. If a shareholder does not wish to allow redemptions by telephone by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the proceeds are made payable to the shareholder of record and mailed to the address of record; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting withdrawal can provide proper identification information; and (e) the proceeds of the withdrawal do not exceed $50,000.



     Shares held in retirement plans (such as IRA and IRA/SEP) or 403(b) plans may not be redeemed by telephone. AIM Distributors has made arrangements with certain dealers to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Fund,

AIM Distributors, the Custodian, and BFDS will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recording of telephone transactions, requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.



     Shares redeemed by telephone are redeemed at their net asset value next determined after a request for redemption in proper form (including signature guarantees and other documentation, if applicable) is received by BFDS. Orders for the redemption of shares received in proper form prior to the NYSE close on any business day of the Fund will be confirmed at the price determined as of the close of that day. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE close on any business day of the Fund and will be confirmed at the price determined as of the close of that day. No telephone redemption request will be accepted which specifies a particular date for redemption or which specify and special conditions.


     Upon receipt of a proper request for redemption, payment is made as soon as practicable, but in any event within seven days after presentation of all required redemption documents in good order.

                                  OPEN ACCOUNT

     THE FOLLOWING DISCUSSION OF AN OPEN ACCOUNT IS APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HOLD SHARES OF THE FUND DIRECTLY.

     The Fund maintains an open account for each shareholder, under which additional Fund shares acquired through reinvestment of dividends and capital gains distributions are held by State Street Bank for the shareholder's account unless the shareholder elects to receive stock certificates or to obtain dividends and distributions in cash. Stock certificates (in full shares only) are issued without charge (but only on written request) and may be redeposited at any time. It is anticipated that as a matter of convenience most shareholders will not request certificates. A shareholder receives a statement from BFDS after each acquisition or redemption of Fund shares, and after each dividend or capital gains distribution.

                             MANAGEMENT OF THE FUND

THE BOARD OF DIRECTORS

     The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Fund's advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the investment objective and policies of the Fund and to the general supervision of the Fund's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information.

THE INVESTMENT ADVISOR


     A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046, serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement, dated October 18, 1993 (the "Advisory Agreement"). AIM, organized in 1976, together with its subsidiaries, manages or advises 43 investment company portfolios (including the Fund). AIM is a wholly-owned subsidiary of AIM Management. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are set forth in detail in the Statement of Additional Information. As of January 31, 1997, the total assets of such investment company portfolios advised or managed by AIM and its subsidiaries were approximately $66.5 billion. See "Summary -- Material Events."



     Pursuant to the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations, including the investment and reinvestment of the cash, securities or other properties comprising the Fund, subject at all times to the policies and control of the Fund's Board of Directors. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM may delegate to a sub-advisor certain of its duties; however, AIM must supervise the performance of any such sub-advisor. AIM entered into a sub-advisory agreement with NationsBank of Texas, N.A. ("NationsBank Texas"). Effective April 1, 1996, TradeStreet assumed the sub-advisory agreement as described below. AIM maintains a trading desk and selects the core stocks which generally comprise approximately 50% of the Fund's portfolio and the emerging growth stocks which generally comprise 25% of the Fund's portfolio. The remainder of the Fund's portfolio is invested in value-oriented stocks selected by the sub-advisor.


     The portion of the Fund's portfolio invested in core stocks and in emerging growth and value oriented stocks is determined by AIM.


     The Advisory Agreement also provides that, upon the request of the Fund's Board of Directors, AIM may perform or arrange for the performance of certain accounting, shareholder servicing and other administrative services not required to be performed by AIM under the Advisory Agreement. For such services, pursuant to an administrative service agreement with the Fund, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be agreed upon between AIM and the Fund's Board of Directors, upon a finding by the Board of Directors that the provision of such services is in the best interests of the Fund and its shareholders. The Board of Directors has made such a finding and, accordingly, has entered into an Administrative Services Agreement dated October 18, 1993 with AIM (the "Administrative Services Agreement"). Under the Administrative Services Agreement, AIM is currently reimbursed for the services of a principal financial officer and his staff, who maintain the financial accounts and books and records of the Fund, including the calculation of the daily net asset value of the Fund, and prepare tax returns and financial statements for the Fund and is also reimbursed for any expenses related to providing such services, as well as the services of staff responding to various shareholder inquiries. See "Summary -- Material Events for a description of AIM Management's proposed merger with a subsidiary of INVESCO."


     AIM may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year. Fee waivers or reductions and waivers of expense reimburse-ments, other than those set forth in the Advisory Agreement, may be rescinded at any time without notice to investors.


     For the fiscal year ended October 31, 1996, AIM received fees from the Fund that amounted to 0.64% of the Fund's average daily net assets. For the fiscal year ended October 31, 1996, NationsBank Texas and its successor, TradeStreet, received fees from AIM that amounted to 0.08% and 0.13%, respectively, of the Fund's average daily net assets for sub-advisory services. For the fiscal year ended October 31, 1996, the Fund paid 0.006% of its average daily net assets to AIM for reimbursement for administrative services.


THE SUB-ADVISOR


     NationsBank of Texas, N.A. ("NationsBank Texas"), served as the Fund's sub-advisor pursuant to a Sub-Advisory Agreement dated October 31, 1993, (the "Sub-Advisory Agreement"). NationsBank Corp., a bank holding company ("NationsBank, N.A."), indirectly holds 100% of the voting stock of NationsBank Texas. TradeStreet Investment Associates, Inc. ("TradeStreet"), 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255, is a wholly-owned subsidiary of NationsBank, N.A. and a registered investment advisor. Effective April 1, 1996, the Sub-Advisory Agreement was assumed by TradeStreet. TradeStreet receives the same sub-advisory fees previously payable to, and performs the same services as, NationsBank Texas.



     Pursuant to the terms of the Sub-Advisory Agreement, AIM has appointed TradeStreet to provide certain investment advisory services including economic, statistical and financial research and securities analysis to the Fund, subject to overall supervision by AIM and the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, AIM will determine the core stocks and the emerging growth stocks to be purchased or sold by the Fund, while TradeStreet, under AIM's supervision, will determine the value-oriented stocks to be purchased or sold by the Fund. It is anticipated that approximately, 25% of the Fund's portfolio will be invested in value-oriented stocks, although that percentage may change from time to time as deemed advisable by AIM based upon current market conditions.



     For the fiscal year ended October 31, 1996, the expenses of the Fund borne by the Fund, including the fees paid under the Advisory Agreement, amounted to 0.70% of the Fund's average daily net assets. The advisory fee rate paid by the Fund is higher than that paid by some other investment companies. However, many of those investment companies are a different size or have different objectives than the Fund. The effective rate of fees and expenses paid by the Fund at its current size is lower than that for many other funds with similar investment objectives.


PORTFOLIO MANAGERS


     AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 117 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team primarily responsible for the day-to-day management of the Fund are David P. Barnard, Robert M. Kippes and Jonathan C. Schoolar. Messrs. Barnard, Kippes and Schoolar have had responsibil-ity for the Fund since March 1, 1995. Jeffrey C. Moser is Senior Vice President of NationsBank Texas, formerly the Fund's sub-advisor. Mr. Moser is Senior Product Manager with TradeStreet, and has been responsible for the Fund since 1995.



     David P. Barnard is Vice President of A I M Capital Management, Inc. ("AIM Capital") a wholly-owned subsidiary of AIM. Mr. Barnard has been associated with AIM and/or its affiliates since 1982 and has 23 years experience as an investment professional.



     Mr. Kippes is Vice President of AIM Capital. Mr. Kippes has been associated with AIM and/or its affiliates since 1989 and has eight years experience as an investment professional.



     Mr. Schoolar is Senior Vice President and Director of AIM Capital and is Vice President of AIM and the Fund. Mr. Schoolar has been associated with AIM and/or its affiliates since 1986 and has 14 years experience as an investment professional.



     Mr. Moser, who has been associated with NationsBank Texas since 1990, and TradeStreet since 1996 has ten years experience as an investment professional.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Fund's Board of Directors, AIM is responsible for the selection of broker/dealers to effect transactions for the Fund and for the negotiation of brokerage commission rates with such broker/dealers. AIM's primary consideration in effecting a security transaction will be execution at the most favorable price. When selecting a broker/dealer to execute each particular transaction, AIM will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker/dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker/dealer to the investment performance of the Fund on a continuing basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of mark up or mark down. In certain instances, the Fund makes purchases of underwritten issues at prices which include underwriting fees.

     Broker/dealers selected by AIM may furnish AIM, or any sub-advisor to AIM with statistical, research and other information or services which are deemed by them to be beneficial to the Fund's investment program. Certain research services furnished by broker/dealers may be useful to AIM or any sub-advisor with clients other than the Fund. AIM may cause the Fund to pay a higher price for securities or higher commissions in recognition of research services furnished by broker/dealers. AIM may also consider sales of shares of the Fund and of the other open-end investment companies managed or advised by AIM as a factor in the selection of broker/dealers to execute portfolio transactions for the Fund, subject to the requirements of best price and execution.

                              GENERAL INFORMATION

ORGANIZATION AND DESCRIPTION OF COMMON STOCK

     The Fund is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on February 17, 1982, and has an authorized capital of 1,000,000,000 shares of common stock, par value $.01 per share. The shares of common stock of the Fund have equal rights with respect to voting, dividends, distributions, redemption and liquidation. Fractional shares have the same rights as full shares to the extent of their proportionate interest. Shareholders of the Fund do not have cumulative voting rights. There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, are fully paid and non-assessable.

     Shares are redeemable at the net asset value thereof at the option of the holders thereof. In the event of any dissolution or liquidation of the Fund, and subject to the rights of creditors, the holders of the Fund's shares are entitled to receive the assets of the Fund available for distribution in proportion to the number of shares held by such holders.

     As used in this Prospectus, the term "majority vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

TRANSFER AGENT AND CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, serves as transfer agent for the Fund's shares and as custodian for the Fund's portfolio securities and cash. The custodian's administrative duties have been delegated by State Street Bank to its partially owned affiliate, Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. State Street Bank and BFDS will receive such compensation from the Fund for their services in such capacities as may be agreed to from time to time by State Street Bank and the Fund.

LEGAL MATTERS


     The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the Fund and passes upon the legality of the shares of the Fund offered pursuant to this Prospectus.


FINANCIAL STATEMENTS

     The financial statements of the Fund, including a report of the Fund's auditors, are contained in the Statement of Additional Information.

SHAREHOLDER INQUIRIES


     Shareholder inquiries concerning the status of an account should be directed to AIM Distributors by calling (800) 995-4246.

OTHER INFORMATION

     This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. From time to time, Fund sales literature and/or advertisements may disclose top holdings included in the Fund's portfolio. Information regarding the Fund's performance is contained in the annual report to shareholders, which is available upon request without charge.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   [AIM LOGO APPEARS HERE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   SPONSOR

   A I M DISTRIBUTORS, INC.
   P.O. BOX 4264
   HOUSTON, TEXAS 77210-4264
   (800) 995-4246

   CUSTODIAN

   STATE STREET BANK AND TRUST COMPANY
   225 FRANKLIN STREET
   BOSTON, MASSACHUSETTS 02110

   CUSTODIAN'S AGENT

   BOSTON FINANCIAL DATA SERVICES, INC.
   P.O. BOX 8300
   BOSTON, MASSACHUSETTS 02266-8300
   (617) 328-5000

   AUDITORS

   KPMG PEAT MARWICK LLP
   700 LOUISIANA
   NATIONSBANK BUILDING
   HOUSTON, TEXAS 77002

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION




                             AIM SUMMIT FUND, INC.


                               11 Greenway Plaza
                                   Suite 1919
                           Houston, Texas 77046-1173
                                 (713) 626-1919








                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
               A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION
                   WITH A PROSPECTUS OF THE ABOVE-NAMED FUND,
              A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM
                        AUTHORIZED DEALERS OR BY WRITING
                    A I M DISTRIBUTORS, INC., P.O. BOX 4264,
                        HOUSTON, TEXAS 77210-4264 OR BY
                            CALLING (800) 995-4246.




                              -------------------





          STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 27, 1997
               RELATING TO THE PROSPECTUS DATED FEBRUARY 27, 1997

                               TABLE OF CONTENTS




INTRODUCTION..................................................................1

GENERAL INFORMATION ABOUT THE FUND............................................1
         The Fund and its Capital Stock.......................................1
         Directors and Officers...............................................1
         The Investment Advisor...............................................7
         The Sub-Advisor......................................................9
         Expenses ...........................................................10
         Transfer Agent and Custodian........................................10
         Reports  ...........................................................10

TAX AND DIVIDEND INFORMATION.................................................10
         Qualification as a Regulated Investment Company.....................11
         Excise Tax on Regulated Investment Companies........................12
         Fund Distributions..................................................12
         Sale or Redemption of Fund Shares...................................13
         Foreign Shareholders................................................14
         Effect of Future Legislation; Local Tax Considerations..............14

SHARE PURCHASES, REDEMPTIONS AND REPURCHASES.................................14
         Purchases and Redemptions...........................................14
         Suspension of Right of Redemption...................................15
         Valuation of Shares.................................................15
         The Distribution Agreement..........................................15

INVESTMENT PROGRAM AND RESTRICTIONS..........................................16
         Investment Program..................................................16
         Common Stocks.......................................................16
         Preferred Stocks....................................................16
         Convertible Securities..............................................16
         Corporate Debt Securities...........................................17
         U.S. Government Securities..........................................17
         Warrants ...........................................................17
         Foreign Securities..................................................17
         Foreign Exchange Transactions.......................................18
         Repurchase Agreements...............................................18
         Rule 144A Securities................................................18
         Futures Contracts...................................................18
         Risks as to Futures Contracts and Related Call Options..............19
         Portfolio Transactions and Brokerage................................20
         Material Changes to Investment Restrictions.........................22
         Investment Restrictions.............................................23

FINANCIAL STATEMENTS.........................................................FS

                                  INTRODUCTION


         AIM Summit Fund, Inc. (formerly, Summit Investors Fund, Inc.) (the "Fund") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus dated February 27, 1997, which may be obtained without charge by written request to A I M Distributors, Inc. ("AIM Distributors"). Investors may also call AIM Distributors at (800) 995-4246 or dealers authorized by AIM Distributors to distribute the Fund's shares. Investors must receive a Prospectus before they invest.


         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Fund. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUND

THE FUND AND ITS CAPITAL STOCK


         The Fund is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on February 17, 1982. Shares of the Fund are redeemable at the net asset value thereof at the option of the holders thereof. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectus under the captions "General Information" and "Redemption of Shares." As of January 31, 1997, no person owned of record or is known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding equity securities.


         The Board of Directors may classify or reclassify any unissued shares into shares of any class or classes in addition to that already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

DIRECTORS AND OFFICERS


         The directors and officers of the Fund and their principal occupations during the last five years are set forth below. All of the Fund's executive officers hold similar offices with some or all of the other AIM Funds. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1173.

====================================================================================================================================
                                  Position(s) Held
Name, Address and Age             with Registrant          Principal Occupation(s) During Past 5 years
------------------------------------------------------------------------------------------------------------------------------------
*Charles T. Bauer (77)            Chairman and             Director, Chairman and Chief Executive Officer,
11 Greenway Plaza                 Director                 A I M Management Group Inc.; Chairman of the
Suite 1919                                                 Board of Directors, A I M Advisors, Inc., A I M
Houston, TX 77046-1173                                     Capital Management, Inc., A I M Distributors, Inc.,
                                                           A I M Fund Services, Inc., A I M Institutional Fund
                                                           Services, Inc. and Fund Management Company.
------------------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett,  (52)          Director                 Formerly Director, President and Chief Executive
906 Frome Lane                                             Officer, COMSAT Corporation (includes COMSAT
McLean, VA 22102                                           World Systems, COMSAT Mobile Communications,
                                                           COMSAT Video Enterprises, COMSAT RSI and COMSAT
                                                           International Ventures). Previously, President and
                                                           Chief Operating Officer, COMSAT Corporation; President,
                                                           World Systems Division, COMSAT Corporation; and Chairman,
                                                           Board of Governors of INTELSAT; (each of the COMSAT
                                                           companies listed above is an international communication,
                                                           information and entertainment-distribution services company).
------------------------------------------------------------------------------------------------------------------------------------
Owen Daly II (72)                 Director                 Director, Cortland Trust Inc.(investment company).
Six Blythewood Road                                        Formerly, Director, CF & I Steel Corp., Monumental
Baltimore, MD 21210                                        Life Insurance Company and Monumental General Insurance
                                                           Company; and Chairman of the Board of Equitable Bancorporation
------------------------------------------------------------------------------------------------------------------------------------
**Carl Frischling (60)            Director                 Partner, Kramer, Levin, Naftalis & Frankel (law firm). Formerly, Partner,
919 Third Avenue                                           Reid & Priest (law firm); and, prior thereto, Partner, Spengler
New York,NY 10022                                          Carlson Gubar Brodsky & Frischling (law firm).
------------------------------------------------------------------------------------------------------------------------------------
*Robert H. Graham (50)            Director and             Director, President and Chief Operating Officer,
11 Greenway Plaza                 President                A I M Management Group Inc.; Director and President,
Suite 1919                                                 A I M Advisors, Inc.; Director and Senior Vice President,
Houston, TX 77046-1173                                     A I M Capital Management, Inc., A I M Distributors, Inc.,
                                                           A I M Fund Services, Inc., A I M Institutional Fund Services, Inc.
                                                           and Fund Management Company.
====================================================================================================================================

--------
* A director who is an "interested person" of the Fund and A I M Advisors, Inc. as defined in the 1940 Act.

** A director who is an "interested person" of the Fund as defined in the 1940 Act.

=========================================================================================================================
                                 Position(s) Held
Name, Address and Age             with Registrant          Principal Occupation(s) During Past 5 years
-------------------------------------------------------------------------------------------------------------------------
John F. Kroeger (72)              Director                 Director, Flag Investors International Fund, Inc.,
37 Pippins Way                                             Flag Investors Emerging Growth Fund, Inc., Flag
Morristown, NJ 07960                                       Investors Telephone Income Fund, Inc., Flag
                                                           Investors Equity Partners Fund, Inc., Total Return
                                                           U.S. Treasury Fund, Inc., Flag Investors
                                                           Intermediate Term Income Fund, Inc., Managed
                                                           Municipal Fund, Inc., Flag Investors Value Builder
                                                           Fund, Inc., Flag Investors Maryland Intermediate
                                                           Tax-Free Income Fund, Inc., Flag Investors Real
                                                           Estate Securities Fund, Inc., Alex. Brown Cash
                                                           Reserve Fund, Inc. and North American
                                                           Government Bond Fund, Inc. (investment
                                                           companies). Formerly, Consultant, Wendell &
                                                           Stockel Associates, Inc. (consulting firm).
-------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock (54)             Director                 Attorney, private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, Texas 77057
-------------------------------------------------------------------------------------------------------------------------
Ian W. Robinson (73)              Director                 Formerly, Executive Vice President and Chief
183 River Drive                                            Financial Officer, Bell Atlantic Management
Tequesta, Florida 33469                                    Services, Inc. (provider of centralized management
                                                           services to telephone companies); Executive Vice President,
                                                           Bell Atlantic Corporation (parent of seven telephone
                                                           companies); and Vice President and Chief Financial Officer,
                                                           Bell Telephone Company of Pennsylvania and Diamond State
                                                           Telephone Company.
-------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar (57)               Director                 Executive Vice President, Development and
Transco Tower, 50th Floor                                  Operations, Hines Interests Limited Partnership
2800 Post Oak Road                                         (real estate development).
Houston, Texas 77056
-------------------------------------------------------------------------------------------------------------------------
***John J. Arthur (52)            Senior Vice              Senior Vice President and Treasurer, A I M
11 Greenway Plaza                 President and            Advisors, Inc.; and Vice President and Treasurer,
Suite 1919                        Treasurer                A I M Management Group Inc., A I M Capital
Houston, TX  77046-1173                                    Management, Inc., A I M Distributors, Inc., A I M
                                                           Fund Services, Inc., A I M Institutional Fund Services, Inc.
                                                           and Fund Management Company.
-------------------------------------------------------------------------------------------------------------------------
Gary T. Crum (49)                 Senior Vice              Director and President, A I M Capital Management,
11 Greenway Plaza                 President                Inc.; Director and Senior Vice President, A I M
Suite 1919                                                 Management Group Inc., and A I M Advisors, Inc.;
Houston, TX 77046-1173                                     and Director, A I M Distributors, Inc.
=========================================================================================================================


--------
*** Mr. Arthur and Ms. Relihan are married to each other.

==============================================================================================================
                                  Position(s) Held
Name, Address and Age             with Registrant          Principal Occupation(s) During Past 5 years
--------------------------------------------------------------------------------------------------------------
Scott G. Lucas (37)               Senior Vice              Director and Senior Vice President, A I M Capital
11 Greenway Plaza                 President                Management, Inc.; and Vice President, A I M
Suite 1919                                                 Management Group Inc. and A I M Advisors, Inc.
Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------
***Carol F. Relihan (42)          Senior Vice              Senior Vice President, General Counsel and
11 Greenway Plaza                 President and            Secretary, A I M Advisors, Inc.; Vice President,
Suite 1919                        Secretary                General Counsel and Secretary,
Houston, TX 77046-1173                                     A I M Management Group Inc.; Vice President and
                                                           General Counsel, Fund Management Company;
                                                           and Vice President, A I M Capital Management,
                                                           Inc., A I M Distributors, Inc., A I M Fund Services,
                                                           Inc. and A I M Institutional Fund Services, Inc.
--------------------------------------------------------------------------------------------------------------
Dana R. Sutton (38)               Vice President and       Vice President and Fund Controller, A I M Advisors,
11 Greenway Plaza                 Assistant                Inc.; and Assistant Vice President and Assistant
Suite 1919                        Treasurer                Treasurer, Fund Management Company.
Houston, TX 77046-1173
--------------------------------------------------------------------------------------------------------------
Melville B. Cox (53)              Vice President           Vice President and Chief Compliance Officer, A I M
11 Greenway Plaza                                          Advisors, Inc., A I M Capital Management, Inc.,
Suite 1919                                                 A I M Distributors, Inc., A I M Fund Services, Inc.,
Houston, TX 77046-1173                                     A I M Institutional Fund Services, Inc. and Fund
                                                           Management Company.  Formerly, Vice President,
                                                           Charles Schwab & Co., Inc.; Assistant Secretary,
                                                           Charles Schwab Family of Funds and Schwab
                                                           Investments; Chief Compliance Officer, Charles
                                                           Schwab Investment Management, Inc.; and Vice
                                                           President, Integrated Resources Life Insurance Co.
                                                           and Capitol Life Insurance Co.
--------------------------------------------------------------------------------------------------------------
Jonathan C. Schoolar (35)         Vice President           Director and Senior Vice President, A I M Capital
11 Greenway Plaza                                          Management, Inc.; and Vice President,
Suite 1919                                                 A I M Advisors, Inc.
Houston, TX 77046-1173
===============================================================================================================


         The Board of Directors has an Audit Committee, an Investments Committee, and a Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Daly, Kroeger, Pennock and Robinson. The Audit Committee is responsible for meeting with the Fund's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Fund's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Kroeger and Pennock. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio

--------
     *** Mr. Arthur and Ms. Relihan are married to each other.

investment pricing issues, interim dividend and distribution issues, or considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Kroeger, Pennock and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons, reviewing from time to time the compensation payable to the disinterested directors, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

Remuneration of Directors

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director of the Fund is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of certain other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Fund:



=====================================================================================================
             DIRECTOR                     AGGREGATE            RETIREMENT              TOTAL
                                        COMPENSATION            BENEFITS            COMPENSATION
                                        FROM FUND(1)            ACCRUED             FROM ALL AIM
                                                               BY ALL AIM             FUNDS(3)
                                                                FUNDS(2)
-----------------------------------------------------------------------------------------------------
Charles T. Bauer                            $           0        $           0          $           0
-----------------------------------------------------------------------------------------------------
Bruce L. Crockett                                1,695.00            38,621.00              68,000.00
-----------------------------------------------------------------------------------------------------
Owen Daly II                                     1,677.00            82,607.00              68,000.00
-----------------------------------------------------------------------------------------------------
Carl Frischling                                  1,681.00            56,683.00              68,000.00
-----------------------------------------------------------------------------------------------------
Robert H. Graham                                        0                    0                      0
-----------------------------------------------------------------------------------------------------
John F. Kroeger                                  1,626.00            83,654.00              66,000.00
-----------------------------------------------------------------------------------------------------
Lewis F. Pennock                                 1,652.00            33,702.00              67,000.00
-----------------------------------------------------------------------------------------------------
Ian Robinson                                     1,681.00            64,973.00              68,000.00
-----------------------------------------------------------------------------------------------------
Louis S. Sklar                                   1,683.00            47,593.00              66,500.00
=====================================================================================================





(1) The total amount of compensation deferred by all Directors of the Fund during the fiscal year ended October 31, 1996, including interest earned thereon, was $6,866.



(2) During the fiscal year ended October 31, 1996, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $8,118. Data reflects compensation for the calendar year ended December 31, 1996.

(3) Messrs. Bauer, Crockett, Daly, Frischling, Graham, Kroeger, Pennock, Robinson and Sklar each serves as Director or Trustee of a total of 10 AIM Funds. Data reflects compensation for the calendar year ended December 31, 1996.



(4)      See also page 7 regarding fees earned by Mr. Frischling's law firm.



AIM Funds Retirement Plan for Eligible Directors/Trustees


         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc., or any of its subsidiaries) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its subsidiaries (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the AIM Funds and the director) for the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.



         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming various compensation and years of service classifications. The estimated credited years of service as of February 27, 1997, for Messrs. Crockett, Daly, Frischling, Kroeger, Pennock, Robinson and Sklar are 9, 10, 19, 19, 15, 9 and 7 years, respectively.



                       ESTIMATED BENEFITS UPON RETIREMENT

                            Annual Compensation Paid
                                By All AIM Funds



                                                $60,000              $65,000           $70,000
                    ============================================================================
                             10                 $45,000              $48,750           $52,500
Number of           ----------------------------------------------------------------------------
Years of                      9                 $40,500              $43,875           $47,250
Service With        ----------------------------------------------------------------------------
the AIM                       8                 $36,000              $39,000           $42,000
Funds               ----------------------------------------------------------------------------
                              7                 $31,500              $34,125           $36,750
                    ----------------------------------------------------------------------------
                              6                 $27,000              $29,250           $31,500
                    ----------------------------------------------------------------------------
                              5                 $22,500              $24,375           $26,250
                    ============================================================================

         Deferred Compensation Agreements


         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Fund's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Fund. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation. See "Summary - Material Events" in the Prospectus for information regarding AIM Management's proposed merger with a subsidiary of INVESCO plc.



         During the fiscal year ended October 31, 1996, the Fund paid $6,421 in legal fees for services rendered by Kramer, Levin, Naftalis & Frankel; Carl Frischling, a director of the Fund, is a partner of this law firm.



         As of January 31, 1997, the directors and officers of the Fund as a group owned beneficially less than 1% of the Fund's outstanding shares.


THE INVESTMENT ADVISOR


         The Fund has entered into an Investment Advisory Agreement dated as of October 18, 1993, (the "Advisory Agreement") with A I M Advisors, Inc., ("AIM"). AIM is a wholly-owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 1919, Houston, Texas 77046-1143. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Directors and Officers." See "Summary - Material Events" in the Prospectus for information regarding approval of a new investment advisory agreement.



         AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) to file reports or duplicate confirmations regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund; and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.



         A I M Capital Management, Inc., ("AIM Capital") a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as principal underwriter of other registered investment companies advised or managed by AIM.

         Pursuant to the terms of the Advisory Agreement, AIM: (a) supervises all aspects of the operations of the Fund; (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which AIM considers desirable for inclusion in the Fund; (c) determines which issuers and securities shall be represented in the Fund's investment portfolio and regularly reports thereon to the Fund's Board of Directors; and (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Fund's Board of Directors; and takes, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Fund. Subject to the approval of the Board of Directors and the shareholders of the Fund, AIM may delegate to a sub-advisor certain of its duties, provided that AIM shall continue to supervise the performance of any such sub-advisor.

         As compensation for its services, AIM receives an annual fee, calculated daily and paid monthly, at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Although the advisory fee rate paid by the Fund is higher than that paid by other investment companies, many of those investment companies are a different size or have different objectives than the Fund. The effective rate of fees and expenses paid by the Fund at its current size is lower than that for other funds with similar investment objectives. The Advisory Agreement provides that if, for any fiscal year of the Fund, the total of all ordinary business expenses of the Fund, including all investment advisory fees (but excluding brokerage commissions and fees, taxes and extraordinary expenses) would exceed applicable expense limitations imposed by applicable state securities laws, the amount of advisory fees payable to AIM will be reduced by the amount of the excess. The amount of such reduction would be deducted from monthly payments otherwise due to AIM for its annual advisory fee during such fiscal year.


         AIM may from to time waive or reduce its fee. Fee waivers or reductions, other than those set forth in the Advisory Agreement, may be rescinded, however, at any time without further notice to investors, provided, however, that the discontinuance of each fee waiver will be approved by the Board of Directors of AIM.



         The Advisory Agreement became effective on October 18, 1993, and will continue in effect until June 30, 1997, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the 1940 Act.


         The Advisory Agreement provides that upon the request of the Fund's Board of Directors, AIM may perform, or arrange for the performance of, certain accounting, shareholder servicing and other administrative services to the Fund that are not required to be performed by AIM under the Advisory Agreement. For such services, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be agreed upon by AIM and the Company's Board of Directors upon a finding by the Board of Directors that the provision of such services is in the best interests of the Fund and its shareholders.

         The Board of Directors has made such a finding and, accordingly, has entered into an Administrative Services Agreement dated October 18, 1993, with AIM (the "Administrative Services Agreement"). Under the Administrative Services Agreement, AIM currently provides the services of a principal financial officer and his staff, who maintain the financial accounts and books and records of the Fund, including the calculation of the daily net asset value of the Fund, and prepare tax returns and financial statements for the Fund and also is reimbursed for any expenses related to providing such services, as well as the services of staff responding to various shareholder inquiries. The Administrative Services Agreement became effective on October 18, 1993, and will continue in effect until June 30, 1997, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose. In addition, a sub-contract between AIM and A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, provides that AFS may perform certain shareholders services for the Fund which are not required to be performed by AIM under the Advisory Agreement. Currently, AFS provides certain shareholders services for the Fund. For such services, while AFS is entitled to receive from AIM such reimbursement of its costs associated with providing those services as may be approved by the Board of Directors, AFS does not presently receive any such reimbursement.



         During the fiscal years ended October 31, 1996, 1995 and 1994, AIM received management and advisory fees from the Fund of $7,360,028, $5,719,169 and $4,712,695, respectively. See "Expenses."



         For the fiscal years ended October 31, 1996, 1995 and 1994, AIM was reimbursed $63,439, $60,994 and $45,256, respectively, for costs associated with performing administrative services.


THE SUB-ADVISOR


         NationsBank of Texas, N.A. ("NationsBank Texas"), served as the Fund's sub-advisor pursuant to a Sub-Advisory Agreement dated October 18, 1993, (the "Sub-Advisory Agreement"). NationsBank Corp., a bank holding company ("NationsBank, N.A."), indirectly holds 100% of the voting stock of NationsBank Texas. TradeStreet Investment Associates, Inc. ("TradeStreet"), 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255, is a wholly owned subsidiary of NationsBank, N.A. and a registered investment advisor. Effective April 1, 1996, the Sub-Advisory Agreement was assumed by TradeStreet. TradeStreet receives the same sub-advisory fees previously payable to, and performs the same services as, NationsBank Texas.



         Pursuant to the terms of the Sub-Advisory Agreement, AIM has appointed TradeStreet to provide certain investment advisory services to the Fund, subject to the overall supervision by AIM and the Fund's Board of Directors. As Sub-Advisor, TradeStreet shall: (a) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which it or AIM considers desirable for inclusion in the Fund's investment portfolio; and (b) to the extent requested by AIM, determine which issues and securities shall be represented in the Fund's investment portfolio, formulate programs for the purchases and sales of such securities and regularly report thereon to AIM. In performing these services, TradeStreet, is required to comply with all applicable provisions of federal or state law, including the applicable provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act").



         As compensation for its services, AIM pays TradeStreet an annual fee, calculated daily and paid monthly, at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets and 0.225% of the Fund's average daily net assets in excess of $150 million. TradeStreet has agreed to an adjustment to the above contractual fee schedule so that it will accept a fee on the Fund's average daily net assets in excess of $700 million of 0.15% of the Fund's average daily net assets. The sub-advisor's fee is paid to TradeStreet by AIM from the advisory fee which AIM receives from the Fund.



         The Sub-Advisory Agreement became effective on October 18, 1993, and will continue in effect until June 30, 1997, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or a vote of "a majority of the outstanding voting securities" of the Fund (as defined by the 1940 Act), and (ii) by the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

         For the period November 1, 1995 through March 31, 1996, and for the fiscal years ended October 31, 1995 and 1994, NationsBank Texas received fees from AIM of $958,342, $2,049,101 and $1,807,547, respectively. For the period April 1, 1996 through the fiscal year ended October 31, 1996, TradeStreet received fees from AIM of $1,454,982. See "Expenses."


EXPENSES

         All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in the Advisory Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors' and shareholders' meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of pricing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

         If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, would exceed the applicable expense limitations imposed by state securities regulations in any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees shall be reduced by the amount of such excess.

TRANSFER AGENT AND CUSTODIAN

         State Street Bank and Trust Company ("State Street Bank") acts as transfer agent for the Fund's shares and as custodian for the Fund's portfolio securities and cash. The transfer agent's administrative duties have been delegated by State Street Bank to its partially-owned affiliate, Boston Financial Data Services, Inc. ("BFDS"). State Street Bank and BFDS receive such compensation from the Fund for their services in such capacities as are agreed to from time to time by State Street Bank and the Fund. The address of State Street Bank and of BFDS is P.O. Box 8300, Boston, Massachusetts 02266-8300.

REPORTS

         At least semi-annually, the Fund will furnish shareholders with a list of the investments held in the Fund's portfolio and its financial statements. The annual financial statements will be audited by the Fund's independent certified public accountants. The Board of Directors has selected KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, as the Fund's independent certified public accountants to audit the Fund's books and review the Fund's tax returns.

                          TAX AND DIVIDEND INFORMATION

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Because shares of the Fund may be purchased by the general public only through Summit Investors Plans, the following discussion is addressed only to individual (rather than corporate) investors.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company must
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for any calendar year and (2) unless it has made a taxable year election, exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that it is an "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

         If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


         Foreign persons who file a United States tax return after December 31, 1996, for a U.S. Tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service ("IRS") for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor.


         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS


         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                  SHARE PURCHASES, REDEMPTIONS AND REPURCHASES

PURCHASES AND REDEMPTIONS

         The terms of offering of Fund shares and the methods of accomplishing redemption are set forth in full in the Fund's Prospectus and in the Summit Investors Plans' Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION


         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


VALUATION OF SHARES


         In accordance with the current rules and regulations of the SEC, the net asset value of a Fund share is determined as of the close of trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day in which the NYSE is open for trading. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the NYSE are generally used.


         Except as provided in the next sentence, a security listed or traded on an exchange is valued at its last sale price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible debt securities are valued at the mean between the last bid and asked prices obtained from brokers-dealers. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sale price on the valuation date, or absent a last sales price, at the mean between the closing bid and asked prices on that day. Securities for which market quotations are not readily available are valued at fair values as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost.

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

THE DISTRIBUTION AGREEMENT


         Information concerning the Fund's distributor, AIM Distributors, and the continuous offering of the Fund's shares is set forth in the Prospectus under the caption "Sales of Shares." The Distribution Agreement provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Fund. The Fund or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of assignment. See "Summary - Material Events" in the Prospectus.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

         The Fund's investment objective and the methods by which the Fund seeks to achieve that objective is set forth in the Prospectus under the caption "Investment Program." It is the current policy of the Fund not to purchase or own the common stock of any company which, in the opinion of AIM, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of the Fund. This policy may be modified or rescinded by the Fund's Board of Directors without shareholder approval.


COMMON STOCKS



         The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.



PREFERRED STOCKS



         The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.



CONVERTIBLE SECURITIES



         The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

CORPORATE DEBT SECURITIES



         The Fund may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.



U.S. GOVERNMENT SECURITIES



         The Fund may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its' agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.



WARRANTS



         The Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. The investment in warrants by the Fund, valued at the lower of cost or market, may not exceed 5% of the value of their net assets and not more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.


FOREIGN SECURITIES

         The Fund has reserved the investment flexibility to invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depository Receipts, European Depository Receipts and other securities representing underlying securities of foreign issuers shall be treated as foreign securities. Investments by the Fund in securities of foreign corporations may involve considerations and risks that are different in certain respects from an investment in securities of U.S. companies. Such risks include possible imposition of withholding taxes on interest or dividends, possible adoption of foreign governmental restrictions on repatriation of income or capital invested, or other adverse political or economic developments. Additionally, it may be more difficult to enforce the rights of a security holder against a foreign corporation, and information about the operations of foreign corporations may be more difficult to obtain and evaluate.


FOREIGN EXCHANGE TRANSACTIONS



         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.


REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or a bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements entered into by the Fund are collateralized by United States Government securities and the value of repurchase agreements is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time.

RULE 144A SECURITIES

         The Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FUTURES CONTRACTS


         The Fund may purchase and sell stock index futures contracts in order to hedge the value of its portfolio against changes in market conditions. In cases of purchases of stock index futures contracts, an amount of cash and cash equivalents, equal to the cost of the stock index futures contracts (less any related margin deposits), will be segregated by the Fund's custodian to collateralize the position and ensure that the use of such stock index futures contracts is unleveraged. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a stock index futures contract. Initially, the Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that stock index futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the stock index futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where the Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the stock index futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the stock index futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Stock Index Futures Contracts

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the S&P's 500 Stock Index, the NYSE Composite Index, the American Stock Exchange Major Market Index, the NASDAQ - 100 Stock Index and the Value Line Stock Index. The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of the index. The Fund will only enter into stock index futures contracts as a hedge against changes resulting from market conditions in the values of the securities held or which it intends to purchase. When the Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of the Fund's portfolio of securities, the Fund may sell stock index futures contracts.

RISKS AS TO FUTURES CONTRACTS AND RELATED CALL OPTIONS

         There are several risks in connection with the use of stock index futures contracts and related call options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stocks, which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stocks, which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stocks, the Fund will experience either a loss or gain on the hedging instrument which will not be completely offset by movements in the price of the stocks, which are the subject of the hedge. The use of call options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the call option.

         Successful use of hedging instruments by the Fund is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of particular stock indices. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where the Fund has sold stock index futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, the Fund would lose money on the stock index futures contracts and also experience a decline in the value of its portfolio securities.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Fund intends to purchase or sell stock index futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or a board of trade will exist for any particular contract at any particular time. If there is not a liquid market, it may not be possible to close a stock index futures or option position at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in stock index futures contracts will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause the Fund to suffer losses which it would not otherwise sustain.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         The factors governing AIM's decisions to place orders to buy and sell securities are set forth in the Prospectus under the caption "Management of the Fund -- Portfolio Transactions and Brokerage." Under Section 28(e) of the Securities Exchange Act of 1934, an investment advisor who exercises investment discretion shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide AIM and any sub-advisor with lawful and appropriate assistance in the performance of their investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.


         Those broker-dealers utilized by the Fund may furnish statistical, research and other information or services which are deemed by AIM, subsidiaries of AIM or any sub-advisor to be beneficial to the Fund's investment program or which they otherwise may lawfully and appropriately use in their investment advisory capacities. Such services supplement the research of AIM or such sub-advisor. Research services may include the following: statistical and background information on U.S. and foreign economies, money market fixed income markets, equity markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; the arranging of meetings with management of companies; and the providing of access to consultants who supply research information. Such information may be communicated electronically, orally or in written form. Research services may also include: the providing of equipment used to communicate research information; the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM and any sub-advisor since the brokers as a group tend to follow a broader universe of securities and other matters than the staffs of AIM or any sub-advisor can follow. In addition, this research provides AIM and any sub-advisor with a diverse perspective on financial markets. Research services which are provided to AIM and any sub-advisor by brokers are available for the benefit of all accounts managed or advised by AIM and any sub-advisor. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM is of the opinion that because the broker research supplements rather than replaces its own research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that AIM or any sub-advisor would have purchased any such research services had such services not been provided by brokers, the expenses of such services to AIM or any sub-advisor could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to AIM or any sub-advisor with clients other than the Fund. Similarly, any research services received by AIM or any sub-advisor through the placement of portfolio transactions of other clients may be of value to AIM or any sub-advisor in fulfilling its obligations to the Fund. AIM is of the opinion that this material is beneficial in supplementing AIM's and/or any sub-advisor's research and analysis; and therefore, it may benefit the Fund by improving the quality of the investment advisor's advice. The advisory fee paid by the Fund is not reduced because AIM or any sub-advisor receives such services.

         Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's and any sub-advisor's clients, including the Fund.


         As of October 31, 1996, the Fund held an amount of common stock issued by Merrill Lynch & Co. and Morgan Stanley Group, Inc. having market values of $3,512,500 and $6,984,750, respectively. As of October 31, 1996, the Fund entered into repurchase agreements with Daiwa Securities America, Inc. And SBC Capital Markets, Inc., having market values of $518,937 and $51,000,000, respectively. Merrill Lynch & Co., Morgan Stanley Group, Inc., Daiwa Securities America, Inc., and SBC Capital Markets, Inc. are regular brokers of the Fund, as defined in Rule 10b-1 under the 1940 Act.



         AIM may from time to time determine target levels of commission business for AIM to transact with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's attitude toward and interest in mutual funds in general and in the Fund and other mutual funds managed or advised by AIM, subsidiaries of AIM, or any sub-advisor. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by AIM. Subject to the overall objective of obtaining best price and execution for the Fund, and consistent with the National Association of Securities Dealers' Conduct Rules, AIM may also consider sales of shares of the Fund and of the other AIM Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In such cases, Fund trades may be executed by selling dealers or by other broker-dealers with which selling dealers have clearing arrangements. AIM will seek, whenever possible, to recapture for the benefit of the Fund any commission, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fee which may be recaptured is the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.



         For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid brokerage commissions of $3,138,280, $3,896,038 and $2,549,248, respectively. During the fiscal year ended October 31, 1995, AIM directed certain of the Fund's brokerage transactions to certain broker-dealers that provided AIM with research, statistical and other information. Such transactions amounted to $187,946,004 and the related brokerage commissions were $224,310. Substantially all of such commissions were directed to broker-dealers that provided AIM with certain research, statistical and other information. No brokerage commissions were paid by the Fund to any broker who is an affiliated person of the Fund, an affiliated person of such person or an affiliated person of the Fund, the Fund's principal underwriter, or AIM.

         Provisions of the 1940 Act and rules and regulations thereunder have been construed to prohibit the Fund from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Fund has obtained an order of exemption from the SEC which permits the Fund to engage in certain transactions with such 5% holder, if the Fund complies with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflicts of interest.


         AIM and its subsidiaries manage several other investment companies (the "AIM Funds"), some of which may have investment objectives similar to those of the Fund. It is possible that, at times, identical securities will be appropriate for investment by the Fund and by one or more of the AIM Funds. The position of each account, however, in the securities of the same issue, may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of the AIM Funds is considered at or about the same time, transactions in such securities will be allocated among the Fund and the AIM Funds in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


         The Fund may invest in securities traded in the over-the-counter market and may deal directly with broker-dealers who make markets in such securities. Such transactions generally are entered into with broker-dealers acting as principals for their own accounts.

         Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The Board of Directors has adopted procedures pursuant to Rule 17a-7 under the 1940 Act relating to portfolio transactions between the Fund and other accounts advised by AIM, and the Fund may from time to time enter into transactions in accordance with such Rule and procedures.

         From time to time, an identical security may be sold by an AIM Fund or another investment account advised by AIM or AIM Capital and simultaneously purchased by another investment account advised by AIM or AIM Capital when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts advised by AIM or AIM Capital involved. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Board of Directors/Trustees, in the Company. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.


MATERIAL CHANGES TO INVESTMENT RESTRICTIONS


         On December 11, 1996, the Board of Directors of the Fund approved the elimination of and changes to certain fundamental investment policies of the Fund related to investment in other investment companies. Shareholders approved these changes at the Annual Meeting of shareholders held on February 7, 1997. These changes will become effective as of March 1, 1997.



         Reference is made to Investment Restriction Nos. 9 and 10 of the Fund, set forth below. The Board of Directors and the shareholders have approved the elimination of Investment Restriction No. 10 and a change to Investment Restriction No. 9. Investment Restriction No. 10 will no longer apply and Investment Restriction No. 9 will read in full as follows:

         "(9) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order."


INVESTMENT RESTRICTIONS

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Fund's assets which may be concentrated in any specific industry or issue. The most significant of these investment restrictions applicable to the Fund's investment program are set forth in the Prospectus under the caption "Investment Program -- Investment Restrictions." In addition to those restrictions set forth in the Prospectus, the Fund will not:


     (1) Purchase or hold securities of any issuer if the Fund has knowledge that the officers and directors of the Fund and its investment advisor collectively own beneficially more than 5% of the outstanding securities of such issuer. (Individual holdings of less than 1/2 of 1% will not be counted for the purpose of this restriction.)



     (2) Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary or emergency purposes in amounts up to 10% of the value of its total assets at the time of borrowing. (This provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur and is not for leverage purposes. Any borrowings by the Fund will be repaid prior to the purchase of additional portfolio securities.)



     (3) Underwrite securities issued by any other person.



     (4) Invest in real estate or purchase oil, gas or mineral interests, except that this restriction does not apply to marketable securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein, or to securities issued by companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.



     (5) Buy or sell commodities or commodity futures contracts.



     (6) Make loans of money or securities other than (a) through the purchase of securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; provided that the Fund may lend its portfolio securities so long as the value of securities loaned by it does not exceed an amount equal to 33-1/3% of the Fund's total assets.



     (7) Purchase securities on margin, except to the extent necessary for the clearance of its securities transactions.



     (8) Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, the Fund owns at least an equal amount of such securities or owns securities convertible into or exchangeable for at least an equal amount of such securities, and unless not more than 10% of the Fund's total assets (taken at current value) is held as collateral for such short sales at any one time.



     (9) Invest in companies for the purpose of exercising control or management. See "Material Changes to Investment Restrictions" above.



    (10) Acquire for value the securities of any other investment companies, other than in connection with a merger, consolidation, reorganization or acquisition of assets, except that the Fund may invest up to 5% of its assets in securities of other investment companies. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. See "Material Changes to Investment Restrictions" above.



    (11) Purchase or sell puts or purchase calls.


         The foregoing investment restrictions are matters of fundamental policy which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in "General Information -- Organization and Description of Common Stock" in the Prospectus. In addition to the foregoing restrictions, the Fund is subject to the following policies, which may be amended by its Board of Directors:


     (1) The Fund may not invest more than 5% of its net assets in warrants or rights nor more than 2% of its net assets in warrants or rights which are not listed on the New York or American Stock Exchanges, except that warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.



     (2) The Fund may not invest more than 5% of its total assets in securities of issuers, which, with their predecessors, have been in business for less than three years.


     (3) The Fund may not invest more than 5% of its total assets in financial futures contracts or related call options.

         In order to permit the sale of Fund shares in certain states, the Fund may from time to time make commitments more restrictive than the restrictions described above. For example, as of the date of this Statement of Additional Information, the Fund has undertaken that it will not invest more than 15% of its average net assets at the time of purchase in investments which are not readily marketable (Texas), the Fund will not invest more than 35% of its assets in high yield or "junk" bonds (Indiana), and the Fund will not purchase or retain securities of any issuer if the officers or directors of the Fund, its advisors or managers owning beneficially more than one half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer nor will the Fund invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition (Ohio).

         In addition, the Fund has undertaken to comply with California Rule 260.140.84, relating to aggregate annual expenses and California Rule 260.140.85, relating to short sales or margin securities, writing, buying or selling puts and calls on securities, stock index futures, options on stock index futures, financial futures contracts or options thereon, and other investment practices deemed highly speculative by California. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

                              FINANCIAL STATEMENTS












                                       FS

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Summit Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the three-year period then ended, the ten months ended October 31, 1993, and each of the years in the six-year period ended December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the ten month period ended October 31, 1993, and each of the years in the six-year period ended December 31, 1992, in conformity with generally accepted accounting principles.



                                                  /s/ KPMG PEAT MARWICK LLP
                                                  -----------------------------
                                                  KPMG Peat Marwick LLP

Houston, Texas
December 6, 1996

SCHEDULE OF INVESTMENTS

October 31, 1996

                                                      MARKET
                                       SHARES         VALUE
COMMON STOCKS-96.17%

ADVERTISING/BROADCASTING-0.93%

American Radio Systems Corp.(a)           30,000  $      915,000
----------------------------------------------------------------
Chancellor Corp.-Class A(a)               30,000         967,500
----------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                                 40,400       2,949,200
----------------------------------------------------------------
Infinity Broadcasting Corp.-Class
  A(a)                                    78,750       2,283,750
----------------------------------------------------------------
Interpublic Group of Companies,
  Inc.                                    65,000       3,152,500
----------------------------------------------------------------
Jacor Communications, Inc.(a)             55,000       1,540,000
----------------------------------------------------------------
                                                      11,807,950
----------------------------------------------------------------

AEROSPACE/DEFENSE-2.39%

Boeing Co. (The)                          32,000       3,052,000
----------------------------------------------------------------
Gulfstream Aerospace Corp.(a)            100,000       2,362,500
----------------------------------------------------------------
McDonnell Douglas Corp.                  185,000      10,082,500
----------------------------------------------------------------
Northrop Grumman Corp.                    55,000       4,441,250
----------------------------------------------------------------
United Technologies Corp.                 79,000      10,171,250
----------------------------------------------------------------
                                                      30,109,500
----------------------------------------------------------------

AIRLINES-0.70%

UAL Corp.(a)                             186,000       8,811,750
----------------------------------------------------------------

AUTOMOBILE (MANUFACTURERS)-0.27%

Chrysler Corp.                           100,000       3,362,500
----------------------------------------------------------------

BANKING-1.99%

BankAmerica Corp.                         50,000       4,575,000
----------------------------------------------------------------
Bank of Boston Corp.                      35,000       2,240,000
----------------------------------------------------------------
Chase Manhattan Corp.                     87,152       7,473,284
----------------------------------------------------------------
Citicorp                                  30,000       2,970,000
----------------------------------------------------------------
Southtrust Corp.                         175,000       5,796,875
----------------------------------------------------------------
Washington Mutual, Inc.                   50,000       2,112,500
----------------------------------------------------------------
                                                      25,167,659
----------------------------------------------------------------

BEVERAGES-0.21%

PepsiCo Inc.                              90,000       2,666,250
----------------------------------------------------------------

BIOTECHNOLOGY-1.11%

AMGEN, Inc.(a)                           100,200       6,143,512
----------------------------------------------------------------
Guidant Corp.                            170,000       7,841,250
----------------------------------------------------------------
                                                      13,984,762
----------------------------------------------------------------

BUILDING MATERIALS-0.24%

Georgia-Pacific Corp.                     40,000       3,000,000
----------------------------------------------------------------

BUSINESS SERVICES-1.28%

AccuStaff Inc.(a)                         61,300       1,639,775
----------------------------------------------------------------
APAC Teleservices, Inc.(a)                25,000       1,153,125
----------------------------------------------------------------
Career Horizons, Inc.(a)                  18,000         731,250
----------------------------------------------------------------
CUC International, Inc.(a)                56,400       1,381,800
----------------------------------------------------------------
Diebold, Inc.                             60,500       3,478,750
----------------------------------------------------------------
Equifax, Inc.                            125,400       3,730,650
----------------------------------------------------------------
Healthcare COMPARE Corp.(a)               60,500       2,662,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
BUSINESS SERVICES-(CONTINUED)
Olsten Corp.                              66,100  $    1,322,000
----------------------------------------------------------------
                                                      16,099,350
----------------------------------------------------------------

CHEMICALS-0.73%

Agrium Inc. (Canada)                      53,100         710,212
----------------------------------------------------------------
Goodrich (B.F.) Co. (The)                200,000       8,475,000
----------------------------------------------------------------
                                                       9,185,212
----------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.54%

Airgas, Inc.(a)                          110,200       2,493,275
----------------------------------------------------------------
Cytec Industries Inc.(a)                 120,000       4,290,000
----------------------------------------------------------------
                                                       6,783,275
----------------------------------------------------------------

COMPUTER MINI/PCS-2.97%

COMPAQ Computer Corp.(a)                 140,000       9,747,500
----------------------------------------------------------------
Dell Computer Corp.(a)                   101,200       8,235,150
----------------------------------------------------------------
Gateway 2000, Inc.(a)                    110,000       5,176,875
----------------------------------------------------------------
Rational Software Corp.(a)                78,000       2,993,250
----------------------------------------------------------------
Sun Microsystems, Inc.(a)                185,000      11,285,000
----------------------------------------------------------------
                                                      37,437,775
----------------------------------------------------------------

COMPUTER NETWORKING-5.20%

Ascend Communications, Inc.(a)           121,800       7,962,675
----------------------------------------------------------------
Cabletron Systems, Inc.(a)               130,000       8,108,750
----------------------------------------------------------------
Cascade Communications Corp.(a)          110,100       7,996,012
----------------------------------------------------------------
Cisco Systems, Inc.(a)                   250,000      15,468,750
----------------------------------------------------------------
FORE Systems, Inc.(a)                    150,000       5,962,500
----------------------------------------------------------------
Newbridge Networks Corp.(a)
  (Canada)                               219,400       6,938,525
----------------------------------------------------------------
3Com Corp.(a)                            195,000      13,186,875
----------------------------------------------------------------
                                                      65,624,087
----------------------------------------------------------------

COMPUTER PERIPHERALS-0.96%

American Power Conversion Corp.(a)        28,200         602,775
----------------------------------------------------------------
Microchip Technology, Inc.(a)             54,200       1,964,750
----------------------------------------------------------------
Storage Technology Corp.(a)              121,800       5,191,725
----------------------------------------------------------------
U.S. Robotics Corp.(a)                    69,900       4,394,962
----------------------------------------------------------------
                                                      12,154,212
----------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-8.65%

Affiliated Computer Services,
  Inc.(a)                                 13,100         720,500
----------------------------------------------------------------
Baan Co., N.V.(a) (Netherlands)           43,500       1,609,500
----------------------------------------------------------------
BISYS Group, Inc. (The)(a)                30,000       1,117,500
----------------------------------------------------------------
BMC Software, Inc.(a)                    100,000       8,300,000
----------------------------------------------------------------
Cadence Design Systems, Inc.(a)          100,075       3,652,737
----------------------------------------------------------------
CBT Group PLC-ADR(a) (Ireland)             1,100          60,500
----------------------------------------------------------------
Ceridian Corp.(a)                        100,000       4,962,500
----------------------------------------------------------------
Computer Associates International,
  Inc.                                   172,000      10,169,500
----------------------------------------------------------------
Computer Sciences Corp.(a)                40,000       2,970,000
----------------------------------------------------------------
Compuware Corp.(a)                       140,000       7,385,000
----------------------------------------------------------------
CSG Systems International, Inc.(a)        35,300         591,275
----------------------------------------------------------------
DST Systems, Inc.(a)                      67,500       2,075,625
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
COMPUTER SOFTWARE/SERVICES-(CONTINUED)

Electronic Arts, Inc.(a)                  47,600  $    1,785,000
----------------------------------------------------------------
First Data Corp.                          28,900       2,304,775
----------------------------------------------------------------
HBO & Co.                                 52,900       3,180,613
----------------------------------------------------------------
HPR, Inc.(a)                              33,000         462,000
----------------------------------------------------------------
Integrated Systems, Inc.(a)               25,300         683,100
----------------------------------------------------------------
McAfee Associates, Inc.(a)                90,900       4,135,950
----------------------------------------------------------------
Microsoft Corp.(a)                       140,800      19,324,800
----------------------------------------------------------------
National Data Corp.                       35,000       1,439,375
----------------------------------------------------------------
Network General Corp.(a)                 137,800       3,324,425
----------------------------------------------------------------
Oracle Corp.(a)                          189,300       8,009,756
----------------------------------------------------------------
Parametric Technology Corp.(a)           165,400       8,083,925
----------------------------------------------------------------
Physician Computer Network,
  Inc.(a)                                 60,000         536,250
----------------------------------------------------------------
Pure Atria Corp.(a)                        6,900         188,025
----------------------------------------------------------------
Sterling Commerce, Inc.(a)               128,311       3,608,747
----------------------------------------------------------------
Sterling Software, Inc.(a)                39,000       1,267,500
----------------------------------------------------------------
SunGard Data Systems, Inc.(a)             33,900       1,449,225
----------------------------------------------------------------
Synopsys, Inc.(a)                        100,000       4,500,000
----------------------------------------------------------------
Systemsoft Corp.(a)                       12,400         350,300
----------------------------------------------------------------
Transition Systems, Inc.(a)                1,400          13,300
----------------------------------------------------------------
Wind River Systems(a)                     20,000         850,000
----------------------------------------------------------------
                                                     109,111,703
----------------------------------------------------------------

CONGLOMERATES-1.36%

Allied Signal Inc.                        40,000       2,620,000
----------------------------------------------------------------
Johnson Controls, Inc.                    55,000       4,015,000
----------------------------------------------------------------
Textron Inc.                              38,000       3,372,500
----------------------------------------------------------------
Tyco International Ltd.                   99,000       4,912,875
----------------------------------------------------------------
U.S. Industries, Inc.(a)                  83,700       2,259,900
----------------------------------------------------------------
                                                      17,180,275
----------------------------------------------------------------

COSMETICS & TOILETRIES-0.64%

Avon Products, Inc.                       75,000       4,068,750
----------------------------------------------------------------
Gillette Co. (The)                        54,100       4,043,975
----------------------------------------------------------------
                                                       8,112,725
----------------------------------------------------------------

ELECTRIC POWER-0.62%

CMS Energy Corp.                         120,000       3,795,000
----------------------------------------------------------------
Texas Utilities Co.                      100,000       4,050,000
----------------------------------------------------------------
                                                       7,845,000
----------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.74%

Berg Electronics Corp.(a)                 31,400         887,050
----------------------------------------------------------------
BMC Industries, Inc.                      29,800         882,825
----------------------------------------------------------------
Checkpoint Systems, Inc.(a)              101,000       2,259,875
----------------------------------------------------------------
SCI Systems, Inc.(a)                      27,000       1,343,250
----------------------------------------------------------------
Symbol Technologies, Inc.(a)              39,200       1,759,100
----------------------------------------------------------------
Thermo Instrument Systems, Inc.(a)        71,900       2,174,975
----------------------------------------------------------------
                                                       9,307,075
----------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-1.64%

Bear Stearns Companies, Inc.              58,820       1,389,623
----------------------------------------------------------------
Franklin Resources, Inc.                  44,600       3,144,300
----------------------------------------------------------------
Imperial Credit Industries,
  Inc.(a)                                100,000       1,812,500
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
FINANCE (ASSET MANAGEMENT)-(CONTINUED)

Merrill Lynch & Co., Inc.                 50,000  $    3,512,500
----------------------------------------------------------------
Morgan Stanley Group, Inc.               139,000       6,984,750
----------------------------------------------------------------
Salomon Inc.                              59,300       2,675,913
----------------------------------------------------------------
Schwab (Charles) Corp.                    45,500       1,137,500
----------------------------------------------------------------
                                                      20,657,086
----------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-4.15%

Aames Financial Corp.                      7,300         325,762
----------------------------------------------------------------
Beneficial Corp.                          49,400       2,889,900
----------------------------------------------------------------
Capital One Financial Corp.               84,400       2,626,950
----------------------------------------------------------------
Cityscape Financial Corp.(a)              24,500         630,875
----------------------------------------------------------------
Concord EFS, Inc.(a)                       5,500         159,500
----------------------------------------------------------------
Credit Acceptance Corp.(a)                60,400       1,630,800
----------------------------------------------------------------
Federal Home Loan Mortgage Corp.          27,000       2,727,000
----------------------------------------------------------------
Federal National Mortgage
  Association                             91,000       3,560,375
----------------------------------------------------------------
First USA, Inc.                           20,000       1,150,000
----------------------------------------------------------------
Green Tree Financial Corp.               200,000       7,925,000
----------------------------------------------------------------
Household International, Inc.             55,000       4,867,500
----------------------------------------------------------------
MBNA Corp.                                81,300       3,069,075
----------------------------------------------------------------
Money Store, Inc. (The)                   70,200       1,807,650
----------------------------------------------------------------
Olympic Financial Ltd.(a)                 74,400       1,181,100
----------------------------------------------------------------
PMI Group, Inc. (The)                     76,800       4,387,200
----------------------------------------------------------------
PMT Services, Inc.(a)                     45,000         900,000
----------------------------------------------------------------
Student Loan Marketing Association       129,200      10,691,300
----------------------------------------------------------------
SunAmerica, Inc.                          50,000       1,875,000
----------------------------------------------------------------
                                                      52,404,987
----------------------------------------------------------------

FINANCE (SAVINGS & LOAN)-0.37%

GreenPoint Financial Corp.               100,000       4,650,000
----------------------------------------------------------------

FOOD/PROCESSING-0.56%

ConAgra, Inc.                             50,900       2,538,637
----------------------------------------------------------------
Dean Foods Co.                           100,000       2,900,000
----------------------------------------------------------------
Richfood Holdings, Inc.                   66,850       1,612,756
----------------------------------------------------------------
                                                       7,051,393
----------------------------------------------------------------

FUNERAL SERVICES-0.59%

Service Corp. International              260,000       7,410,000
----------------------------------------------------------------

GAS DISTRIBUTION-0.28%

NICOR, Inc.                              100,000       3,487,500
----------------------------------------------------------------

HOMEBUILDING-0.37%

Fleetwood Enterprises, Inc.              140,000       4,725,000
----------------------------------------------------------------

HOTELS/MOTELS-1.18%

HFS, Inc.(a)                             150,000      10,987,500
----------------------------------------------------------------
Marriott International, Inc.              50,000       2,843,750
----------------------------------------------------------------
Promus Hotel Corp.(a)                     35,000       1,111,250
----------------------------------------------------------------
                                                      14,942,500
----------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.07%

Compdent Corp.(a)                         33,700       1,158,437
----------------------------------------------------------------
Conseco Inc.                             162,000       8,667,000
----------------------------------------------------------------
Equitable Companies, Inc.                 92,000       2,162,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
INSURANCE (LIFE &
  HEALTH)-(CONTINUED)

United Companies Financial Corp.          50,000  $    1,493,750
----------------------------------------------------------------
                                                      13,481,187
----------------------------------------------------------------

INSURANCE (MULTI-LINE
  PROPERTY)-3.02%

Allstate Corp.                            59,200       3,322,600
----------------------------------------------------------------
American International Group, Inc.        33,000       3,584,625
----------------------------------------------------------------
CapMAC Holdings Inc.                      48,100       1,605,338
----------------------------------------------------------------
CIGNA Corp.                               50,000       6,525,000
----------------------------------------------------------------
Everest Reinsurance Holdings, Inc.       106,800       2,723,400
----------------------------------------------------------------
ITT Hartford Group, Inc.                  43,000       2,709,000
----------------------------------------------------------------
MGIC Investment Corp.                    130,000       8,921,250
----------------------------------------------------------------
Progressive Corp.                          3,200         220,000
----------------------------------------------------------------
TIG Holdings, Inc.                        37,600       1,085,700
----------------------------------------------------------------
Travelers Group, Inc.                    135,450       7,348,163
----------------------------------------------------------------
                                                      38,045,076
----------------------------------------------------------------

LEISURE & RECREATION-1.91%

Callaway Golf Co.                         97,000       2,970,625
----------------------------------------------------------------
Carnival Cruise Lines, Inc.-Class A      127,200       3,831,900
----------------------------------------------------------------
Eastman Kodak Co.                        130,000      10,367,500
----------------------------------------------------------------
Harley-Davidson, Inc.                    101,000       4,557,625
----------------------------------------------------------------
Mattel, Inc.                              62,500       1,804,688
----------------------------------------------------------------
Speedway Motorsports, Inc.(a)             21,700         496,388
----------------------------------------------------------------
                                                      24,028,726
----------------------------------------------------------------

MACHINERY (HEAVY)-1.46%

Caterpillar Inc.                          55,000       3,774,375
----------------------------------------------------------------
Dover Corp.                              213,000      10,942,875
----------------------------------------------------------------
Ingersoll-Rand Co.                        90,000       3,746,250
----------------------------------------------------------------
                                                      18,463,500
----------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.59%

Pentair, Inc.                             19,200         484,800
----------------------------------------------------------------
Thermo Electron Corp.(a)                 191,250       6,980,625
----------------------------------------------------------------
                                                       7,465,425
----------------------------------------------------------------

MEDICAL (DRUGS)-3.95%

Abbott Laboratories                       75,000       3,796,875
----------------------------------------------------------------
American Home Products Corp.              58,000       3,552,500
----------------------------------------------------------------
Amerisource Healthcorp(a)                 53,000       2,245,875
----------------------------------------------------------------
Cardinal Health, Inc.                    105,000       8,242,500
----------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)             25,000         862,500
----------------------------------------------------------------
Elan Corp., PLC-ADR(a) (Ireland)         172,000       4,773,000
----------------------------------------------------------------
ICN Pharmaceuticals, Inc.                132,700       2,521,300
----------------------------------------------------------------
Johnson & Johnson                         70,000       3,447,500
----------------------------------------------------------------
Jones Medical Industries, Inc.            21,250         924,375
----------------------------------------------------------------
Merck & Co., Inc.                         63,000       4,669,875
----------------------------------------------------------------
Parexel International Corp.(a)            13,600         666,400
----------------------------------------------------------------
Pfizer, Inc.                              25,000       2,068,750
----------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  60,000       2,160,000
----------------------------------------------------------------
Rhone-Poulenc Rorer, Inc.                 10,800         724,950
----------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                       100,000       6,262,500
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
MEDICAL (DRUGS)-(CONTINUED)

Teva Pharmaceutical Industries
  Ltd. (Israel)                           70,000  $    2,931,250
----------------------------------------------------------------
                                                      49,850,150
----------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-4.63%

ClinTrials Inc.(a)                        13,700         508,612
----------------------------------------------------------------
Columbia/HCA Healthcare Corp.            250,500       8,955,375
----------------------------------------------------------------
Genesis Health Ventures, Inc.(a)          54,800       1,253,550
----------------------------------------------------------------
Health Care & Retirement Corp.(a)        100,000       2,462,500
----------------------------------------------------------------
Health Management Associates,
  Inc.-Class A(a)                        180,000       3,960,000
----------------------------------------------------------------
HEALTHSOUTH Corp.(a)                     253,400       9,502,500
----------------------------------------------------------------
Lincare Holdings Inc.(a)                 120,000       4,500,000
----------------------------------------------------------------
Manor Care, Inc.                          51,000       2,001,750
----------------------------------------------------------------
MedPartners, Inc.(a)                     107,800       2,277,275
----------------------------------------------------------------
OccuSystems, Inc.(a)                      25,000         684,375
----------------------------------------------------------------
OrNda HealthCorp(a)                       70,000       1,907,500
----------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                 52,400         753,250
----------------------------------------------------------------
Oxford Health Plans, Inc.(a)             142,500       6,483,750
----------------------------------------------------------------
PhyCor, Inc.(a)                           46,050       1,427,550
----------------------------------------------------------------
Tenet Healthcare Corp.(a)                260,000       5,427,500
----------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)        34,300       1,337,700
----------------------------------------------------------------
Universal Health Services, Inc.(a)        77,100       1,927,500
----------------------------------------------------------------
Vencor, Inc.(a)                          100,000       2,962,500
----------------------------------------------------------------
                                                      58,333,187
----------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-3.50%

Baxter International Inc.                 83,800       3,488,175
----------------------------------------------------------------
Becton, Dickinson & Co.                  112,000       4,872,000
----------------------------------------------------------------
Boston Scientific Corp.(a)                60,000       3,262,500
----------------------------------------------------------------
Cardiothoracic Systems, Inc.(a)           20,000         380,000
----------------------------------------------------------------
Dentsply International, Inc.              35,500       1,495,438
----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)               52,900       2,076,325
----------------------------------------------------------------
Invacare Corp.                            37,000       1,036,000
----------------------------------------------------------------
Medtronic, Inc.                           75,300       4,847,438
----------------------------------------------------------------
Omnicare, Inc.                           105,200       2,866,700
----------------------------------------------------------------
Physician Sales & Services, Inc.(a)       40,000         850,000
----------------------------------------------------------------
Quintiles Transnational Corp.(a)          29,000       1,906,750
----------------------------------------------------------------
Spine-Tech, Inc.(a)                        4,500         113,625
----------------------------------------------------------------
St. Jude Medical, Inc.(a)                 74,200       2,930,900
----------------------------------------------------------------
Stryker Corp.(a)                         100,000       2,975,000
----------------------------------------------------------------
Sybron International Corp.(a)            206,900       6,025,963
----------------------------------------------------------------
US Surgical Corp.                         120000       5,025,000
----------------------------------------------------------------
                                                      44,151,814
----------------------------------------------------------------

NATURAL GAS PIPELINE-0.10%

Columbia Gas Systems, Inc.                20,700       1,257,525
----------------------------------------------------------------

OFFICE AUTOMATION-0.35%

Danka Business Systems PLC-ADR
  (United Kingdom)                       110,600       4,382,525
----------------------------------------------------------------

OFFICE PRODUCTS-0.55%

Avery-Dennison Corp.                      31,000       2,042,125
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
OFFICE PRODUCTS-(CONTINUED)

Reynolds & Reynolds Co.-Class A          183,600  $    4,842,450
----------------------------------------------------------------
                                                       6,884,575
----------------------------------------------------------------

OIL & GAS (DRILLING)-1.23%

Global Marine, Inc.(a)                   100,000       1,837,500
----------------------------------------------------------------
Marine Drilling Co., Inc.(a)              75,000       1,040,625
----------------------------------------------------------------
Reading & Bates Corp.(a)                 220,000       6,325,000
----------------------------------------------------------------
Transocean Offshore Inc.                 100,000       6,325,000
----------------------------------------------------------------
                                                      15,528,125
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.60%

Burlington Resources, Inc.                41,100       2,070,412
----------------------------------------------------------------
USX-Marathon Group                       250,000       5,468,750
----------------------------------------------------------------
                                                       7,539,162
----------------------------------------------------------------

OIL & GAS (SERVICES)-3.01%

British Petroleum Co. PLC-ADR
  (United Kingdom)                        70,000       9,003,750
----------------------------------------------------------------
Camco International, Inc.                 75,000       2,906,250
----------------------------------------------------------------
Consolidated Natural Gas Co.              75,000       3,984,375
----------------------------------------------------------------
Louisiana Land & Exploration Co.          44,800       2,548,000
----------------------------------------------------------------
NorAm Energy Corp.                       105,300       1,618,987
----------------------------------------------------------------
Pennzoil Co.                             109,000       5,559,000
----------------------------------------------------------------
Phillips Petroleum Co.                    50,000       2,050,000
----------------------------------------------------------------
Pride Petroleum Services, Inc.(a)        145,000       2,537,500
----------------------------------------------------------------
Texaco Inc.                               55,000       5,589,375
----------------------------------------------------------------
Unocal Corp.                              60,000       2,197,500
----------------------------------------------------------------
                                                      37,994,737
----------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-3.57%

Baker Hughes, Inc.                       125,000       4,453,125
----------------------------------------------------------------
Cooper Cameron Corp.(a)                   70,000       4,471,250
----------------------------------------------------------------
Diamond Offshore Drilling, Inc.(a)       185,000      11,261,875
----------------------------------------------------------------
Dresser Industries, Inc.                 100,000       3,287,500
----------------------------------------------------------------
ENSCO International, Inc.(a)              70,000       3,027,500
----------------------------------------------------------------
Rowan Companies, Inc.(a)                 247,000       5,526,625
----------------------------------------------------------------
Schlumberger Ltd.                         55,000       5,451,875
----------------------------------------------------------------
Smith International, Inc.(a)              85,000       3,230,000
----------------------------------------------------------------
Tidewater, Inc.                           70,000       3,062,500
----------------------------------------------------------------
Varco International, Inc.(a)              62,100       1,226,475
----------------------------------------------------------------
                                                      44,998,725
----------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.50%

Mead Corp.                               110,000       6,242,500
----------------------------------------------------------------

POLLUTION CONTROL-0.35%

United Waste Systems, Inc.(a)             33,500       1,151,562
----------------------------------------------------------------
USA Waste Services, Inc.(a)              100,000       3,200,000
----------------------------------------------------------------
                                                       4,351,562
----------------------------------------------------------------

PUBLISHING-0.34%

Gannett Co., Inc.                         50,000       3,793,750
----------------------------------------------------------------
Gartner Group, Inc.(a)                    16,400         504,300
----------------------------------------------------------------
                                                       4,298,050
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
RESTAURANTS-0.38%

Brinker International, Inc.(a)           135,000  $    2,295,000
----------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc                                     25,900         527,712
----------------------------------------------------------------
Lone Star Steakhouse & Saloon(a)          76,700       1,965,437
----------------------------------------------------------------
                                                       4,788,149
----------------------------------------------------------------

RETAIL (FOOD & DRUG)-2.94%

American Stores Co.                      164,000       6,785,500
----------------------------------------------------------------
Eckerd Corp.(a)                           80,000       2,220,000
----------------------------------------------------------------
Kroger Co. (The)(a)                       66,000       2,945,250
----------------------------------------------------------------
Revco D.S., Inc.(a)                       60,200       1,813,525
----------------------------------------------------------------
Safeway, Inc.(a)                         280,000      12,005,000
----------------------------------------------------------------
Starbucks Corp.(a)                       110,000       3,575,000
----------------------------------------------------------------
Thrifty PayLess Holdings, Inc.(a)          7,000         149,625
----------------------------------------------------------------
Vons Companies, Inc. (The)(a)            135,900       7,525,462
----------------------------------------------------------------
                                                      37,019,362
----------------------------------------------------------------

RETAIL (STORES)-10.04%

AutoZone, Inc.(a)                        130,000       3,331,250
----------------------------------------------------------------
Bed, Bath & Beyond, Inc.(a)               65,100       1,643,775
----------------------------------------------------------------
CDW Computer Centers, Inc.(a)             34,750       2,187,078
----------------------------------------------------------------
CompUSA, Inc.(a)                          43,600       2,016,500
----------------------------------------------------------------
Consolidated Stores Corp.(a)             139,800       5,399,775
----------------------------------------------------------------
Corporate Express, Inc.(a)                57,100       1,862,888
----------------------------------------------------------------
Dayton-Hudson Corp.                      214,500       7,427,063
----------------------------------------------------------------
Dollar General Corp.                      42,375       1,175,906
----------------------------------------------------------------
Dollar Tree Stores, Inc.(a)               30,000       1,132,500
----------------------------------------------------------------
Federated Department Stores, Inc.         85,000       2,805,000
----------------------------------------------------------------
Fila Holding S.p.A.-ADR (Italy)           70,000       5,040,000
----------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)        30,000       1,275,000
----------------------------------------------------------------
Gap, Inc. (The)                          135,000       3,915,000
----------------------------------------------------------------
Global DirectMail Corp.(a)                 6,500         320,125
----------------------------------------------------------------
Home Depot, Inc.                         125,000       6,843,750
----------------------------------------------------------------
Jones Apparel Group, Inc.(a)              30,000         937,500
----------------------------------------------------------------
Kohl's Corp.(a)                           50,000       1,800,000
----------------------------------------------------------------
Lowe's Companies, Inc.                   184,700       7,457,263
----------------------------------------------------------------
Meyer (Fred), Inc.(a)                     40,500       1,422,563
----------------------------------------------------------------
Micro Warehouse, Inc.(a)                  68,900       1,584,700
----------------------------------------------------------------
Neiman-Marcus Group, Inc. (The)(a)        18,000         587,250
----------------------------------------------------------------
Oakley, Inc.(a)                          240,000       3,570,000
----------------------------------------------------------------
Pep Boys-Manny Moe & Jack                352,000      12,320,000
----------------------------------------------------------------
Petco Animal Supplies, Inc.(a)            40,000         940,000
----------------------------------------------------------------
PETsMART, Inc.(a)                        109,300       2,951,100
----------------------------------------------------------------
Saks Holdings, Inc.(a)                    15,000         525,000
----------------------------------------------------------------
Sports Authority, Inc. (The)(a)          145,650       3,532,012
----------------------------------------------------------------
Staples, Inc.(a)                         450,000       8,381,250
----------------------------------------------------------------
Sysco Corp.                              100,000       3,400,000
----------------------------------------------------------------
Tech Data Corp.(a)                        89,200       2,296,900
----------------------------------------------------------------
Tiffany & Co.                             40,000       1,480,000
----------------------------------------------------------------
TJX Companies, Inc.                      120,000       4,800,000
----------------------------------------------------------------
Toys "R" Us, Inc.(a)                     300,000      10,162,500
----------------------------------------------------------------
Viking Office Products, Inc.(a)          259,800       7,566,675
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
RETAIL (STORES)-(CONTINUED)

Williams-Sonoma, Inc.(a)                  28,000  $      770,000
----------------------------------------------------------------
Woolworth Corp.(a)                       180,000       3,780,000
----------------------------------------------------------------
                                                     126,640,323
----------------------------------------------------------------

SEMICONDUCTORS-2.58%

Altera Corp.(a)                           70,000       4,340,000
----------------------------------------------------------------
Intel Corp.                              225,000      24,721,875
----------------------------------------------------------------
Solectron Corp.(a)                        16,500         882,750
----------------------------------------------------------------
Texas Instruments, Inc.                   45,000       2,165,625
----------------------------------------------------------------
Vitesse Semiconductor Corp.(a)            15,000         478,125
----------------------------------------------------------------
                                                      32,588,375
----------------------------------------------------------------

SHOES & RELATED APPAREL-1.15%

NIKE, Inc.-Class B                       194,000      11,421,750
----------------------------------------------------------------
Nine West Group, Inc.(a)                  61,200       3,052,350
----------------------------------------------------------------
                                                      14,474,100
----------------------------------------------------------------

TELECOMMUNICATIONS-4.94%

ADC Telecommunications, Inc.(a)          175,000      11,965,625
----------------------------------------------------------------
Allen Group, Inc.                          3,400          53,975
----------------------------------------------------------------
Andrew Corp.(a)                          134,550       6,559,313
----------------------------------------------------------------
Lucent Technologies, Inc.                125,000       5,875,000
----------------------------------------------------------------
MFS Communications Co., Inc.(a)          125,000       6,265,625
----------------------------------------------------------------
Northern Telecom Ltd. (Canada)            34,000       2,214,250
----------------------------------------------------------------
PairGain Technologies, Inc.(a)            99,600       6,859,950
----------------------------------------------------------------
Premiere Technologies Inc.(a)             10,100         164,125
----------------------------------------------------------------
Premisys Communications, Inc.(a)          28,400       1,420,000
----------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                  330,000       9,116,250
----------------------------------------------------------------
Tellabs, Inc.(a)                         132,000      11,236,500
----------------------------------------------------------------
360 Communications Co.(a)                 23,333         527,909
----------------------------------------------------------------
                                                      62,258,522
----------------------------------------------------------------

TELEPHONE-0.63%

Cincinnati Bell, Inc.                    161,600       7,979,000
----------------------------------------------------------------

                                                      MARKET
                                       SHARES         VALUE
TEXTILES-2.02%

Designer Holdings Ltd.(a)                 13,600  $      260,100
----------------------------------------------------------------
Fruit Of The Loom, Inc.-Class A(a)       125,000       4,546,875
----------------------------------------------------------------
Liz Claiborne, Inc.                      245,000      10,351,250
----------------------------------------------------------------
Nautica Enterprises, Inc.(a)              83,000       2,552,250
----------------------------------------------------------------
Russell Corp.                             53,600       1,520,900
----------------------------------------------------------------
Tommy Hilfiger Corp.(a)                   90,000       4,680,000
----------------------------------------------------------------
Unifi, Inc.                               50,500       1,571,813
----------------------------------------------------------------
                                                      25,483,188
----------------------------------------------------------------

TRANSPORTATION (MISCELLANEOUS)-0.09%

Rural/Metro Corp.(a)                      30,000       1,095,000
----------------------------------------------------------------
    Total Common Stocks                            1,212,702,096
----------------------------------------------------------------
                                       PRINCIPAL
                                        AMOUNT
CONVERTIBLE CORPORATE BONDS-0.57%

FINANCE (CONSUMER CREDIT)-0.04%

Cityscape Financial Corp.,
  Conv. Sub. Deb., 6.00%, 05/01/06
  (Acquired 08/06/96-08/29/96;
  Cost $645,939)(b)                 $    475,000         501,577
----------------------------------------------------------------

RESTAURANTS-0.53%

Boston Chicken, Inc.,
  Conv. Liquid Yield Option
  Notes, 8.00%, 06/01/15(c)           20,830,000       6,743,713
----------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                            7,245,290
----------------------------------------------------------------

REPURCHASE AGREEMENTS-4.09%(d)

Daiwa Securities America Inc.,
  5.53%, 11/01/96(e)                     518,937         518,937
----------------------------------------------------------------
SBC Capital Markets, Inc.,
  5.55%, 11/01/96(f)                  51,000,000      51,000,000
----------------------------------------------------------------
    Total Repurchase Agreements                       51,518,937
----------------------------------------------------------------
TOTAL INVESTMENTS-100.83%                          1,271,466,323
----------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.83)%                                (10,458,079)
----------------------------------------------------------------
NET ASSETS-100.00%                                $1,261,008,244
================================================================

Abbreviations:

ADR   - American Depository Receipts
Conv. - Convertible
Deb.  - Debenture
Sub.  - Subordinate

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of this security at October 31, 1996 was $501,577 which represented 0.04% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/96 with a maturing value of $750,115,208. Collateralized by $733,115,000 U.S. Treasury obligations, 0% to 10.375% due 11/15/96 to 08/15/23.
(f) Joint repurchase agreement entered into 10/31/96 with a maturing value of $700,107,917. Collateralized by $691,506,000 U.S. Treasury obligations, 0% to 9.125% due 11/30/96 to 10/31/01.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1996

ASSETS:

Investments, at market value (cost
  $963,750,659)                            $1,271,466,323
---------------------------------------------------------
Receivables for:
  Investments sold                                373,934
---------------------------------------------------------
  Capital stock sold                               29,195
---------------------------------------------------------
  Dividends and interest                          530,954
---------------------------------------------------------
Investment for deferred compensation
  plan                                             19,335
---------------------------------------------------------
Other assets                                       25,619
    Total assets                            1,272,445,360
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        10,337,638
---------------------------------------------------------
  Capital stock reacquired                        114,117
---------------------------------------------------------
  Deferred compensation                            19,335
---------------------------------------------------------
Accrued advisory fees                             694,965
---------------------------------------------------------
Accrued accounting service fees                     5,450
---------------------------------------------------------
Accrued directors' fees                               933
---------------------------------------------------------
Accrued operating expenses                        264,678
---------------------------------------------------------
    Total liabilities                          11,437,116
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $1,261,008,244
=========================================================
Capital stock, $.01 par value per share:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                  97,070,057
=========================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        12.99
=========================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

INVESTMENT INCOME:

Dividends (net of $73,997 foreign
  withholding tax)                          $  9,131,189
--------------------------------------------------------
Interest                                       2,131,750
--------------------------------------------------------
    Total investment income                   11,262,939
--------------------------------------------------------
EXPENSES:

Advisory fees                                  7,360,028
--------------------------------------------------------
Custodian fees                                   173,520
--------------------------------------------------------
Transfer agent fees                               23,774
--------------------------------------------------------
Accounting service fees                           63,439
--------------------------------------------------------
Directors' fees                                   11,952
--------------------------------------------------------
Other                                            339,878
--------------------------------------------------------
    Total expenses                             7,972,591
--------------------------------------------------------
Less: Expenses paid indirectly                    (1,368)
--------------------------------------------------------
Net expenses                                   7,971,223
--------------------------------------------------------
Net investment income                          3,291,716
--------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain on sales of:
  Investment securities                      113,288,006
--------------------------------------------------------
  Futures contracts                              853,326
--------------------------------------------------------
                                             114,141,332
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  50,514,049
--------------------------------------------------------
    Net gain on investment securities and
      futures contracts                      164,655,381
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                $167,947,097
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1996 and 1995

                                                                                              1996                1995
OPERATIONS:

  Net investment income                                                                  $    3,291,716      $    2,929,038
---------------------------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and futures contracts                 114,141,332          74,322,239
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                                       50,514,049         169,626,929
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations                                 167,947,097         246,878,206
---------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                                         (2,276,042)         (7,935,485)
---------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains                                       (74,181,022)        (30,550,717)
---------------------------------------------------------------------------------------------------------------------------
Net equalization credits                                                                      2,660,812           1,739,780
---------------------------------------------------------------------------------------------------------------------------
Net increase from capital stock transactions                                                116,846,774          74,806,153
---------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets                                                           210,997,619         284,937,937
---------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                     1,050,010,625         765,072,688
---------------------------------------------------------------------------------------------------------------------------
  End of period                                                                          $1,261,008,244      $1,050,010,625
===========================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                             $  817,023,360      $  700,176,586
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                                                        22,676,773          19,000,287
---------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment securities and futures
    contracts                                                                               113,592,447          73,632,137
---------------------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities                                      307,715,664         257,201,615
---------------------------------------------------------------------------------------------------------------------------
                                                                                         $1,261,008,244      $1,050,010,625
===========================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1996

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital growth.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- Common stocks listed or traded on an exchange are valued at the last sales price on the exchange on which the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Equalization -- The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the advisory agreement, the Fund pays AIM a fee at the annual rate of 1.0% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Under the terms of a restated sub-advisory agreement dated April 1, 1996 between AIM and Trade Street Investment Associates, Inc. ("TradeStreet"), a new subsidiary of NationsBank, N.A. and a registered investment advisor, AIM pays TradeStreet a fee at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million.
  The Fund, pursuant to an administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended October 31, 1996, the Fund reimbursed AIM $63,439 for such services.
  The Fund incurred expenses of $1,368 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangement resulted in a reduction in the Fund's total expenses of $1,368 during the year ended October 31, 1996.
  During the year ended October 31, 1996, the Fund paid legal fees of $6,421 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Fund.
  Substantially all shares of the Fund are held of record by State Street Bank & Trust Company as custodian for Summit Investors Plans, a unit investment trust that is sponsored by A I M Distributors, Inc. (an affiliated company of AIM). Certain officers and directors of the Fund are officers of AIM and A I M Distributors, Inc.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 19, 1996, the Fund was limited to borrowing $14,700,000. During the year, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1996, was $1,365,656,432 and $1,312,780,236, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1996, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                       $319,252,345
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (12,148,699)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $307,103,646
==========================================================

Cost of investments for tax purposes is $964,362,677.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the years ended October 31, 1996 and 1995 were as follows:

                         1996                         1995
                -----------------------     --------------------------
                 SHARES        AMOUNT        SHARES         AMOUNT
                ---------    ----------     ---------     ------------
Sold            9,230,433    $108,559,927   10,287,176    $101,899,889
-------------   ---------    ------------   ----------    ------------
Issued as
 reinvestment
 of dividends    6,936,341     74,080,187    4,324,777      36,847,100
-------------   ----------   ------------   ----------    ------------
Reacquired      (5,576,722)   (65,793,340)  (6,354,529)    (63,940,836)
-------------   ----------   ------------   ----------    ------------
                10,590,052   $116,846,774    8,257,424    $ 74,806,153
                ==========   ============   ==========    ============

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the three-year period ended October 31, 1996, the ten months ended October 31, 1993 and each of the years in the six-year period ended December 31, 1992.

                                                                  OCTOBER 31,                               DECEMBER 31,
                                                -----------------------------------------------    --------------------------------
                                                   1996          1995         1994       1993        1992        1991        1990
                                                ----------    ----------    --------   --------    --------    --------    --------
Net asset value, beginning of period            $    12.14    $     9.78    $  10.46   $   9.64    $  10.09    $   7.56    $   7.79
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
Income from investment operations:
  Net investment income                               0.04          0.04        0.10       0.09        0.11        0.14        0.15
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
  Net gains (losses) on securities (both
    realized and unrealized)                          1.69          2.81       (0.04)      0.73        0.35        3.16       (0.08)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
    Total from investment operations                  1.73          2.85        0.06       0.82        0.46        3.30        0.07
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
Less distributions:
  Dividends from net investment income               (0.03)        (0.10)      (0.10)        --       (0.11)      (0.13)     (0.16)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
  Distributions from capital gains                   (0.85)        (0.39)      (0.64)        --       (0.80)      (0.64)      (0.14)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
    Total distributions                              (0.88)        (0.49)      (0.74)        --       (0.91)      (0.77)      (0.30)
---------------------------------------------   ----------    ----------    --------   --------    --------    --------    --------
Net asset value, end of period                  $    12.99    $    12.14    $   9.78   $  10.46    $   9.64    $  10.09    $   7.56
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Total return(b)                                      15.61%        31.03%       0.61%      8.51%       4.50%      43.64%       0.93%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,261,008    $1,050,011    $765,073   $705,580    $604,329    $517,835    $316,043
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Ratio of expenses to average net assets               0.70(c)(d)    0.71%       0.72%      0.79%(e)    0.76%       0.75%       0.80%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Ratio of net investment income to average net
  assets                                              0.29%(c)      0.33%       1.04%      1.13%(e)    1.09%       1.48%       2.02%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Portfolio turnover rate                             118.34%       126.00%     121.69%    115.76%      97.41%     109.04%     142.60%
=============================================   ==========    ==========    ========   ========    ========    ========    ========
Average brokerage commission rate(f)            $   0.0643           N/A         N/A        N/A         N/A         N/A         N/A
=============================================   ==========    ==========    ========   ========    ========    ========    ========

                                                            DECEMBER 31,
                                                ------------------------------------
                                                 1989         1988(a)         1987
                                                -------       -------       --------
Net asset value, beginning of period            $   6.57      $   5.70      $   6.68
---------------------------------------------   --------      --------      --------
Income from investment operations:
  Net investment income                             0.16          0.16          0.09
---------------------------------------------   --------      --------      --------
  Net gains (losses) on securities (both
    realized and unrealized)                        1.86          0.84         (0.40)
---------------------------------------------   --------      --------      --------
    Total from investment operations                2.02          1.00         (0.31)
---------------------------------------------   --------      --------      --------
Less distributions:
  Dividends from net investment income             (0.16)        (0.13)        (0.10)
---------------------------------------------   --------      --------      --------
  Distributions from capital gains                 (0.64)           --         (0.57)
---------------------------------------------   --------      --------      --------
    Total distributions                            (0.80)        (0.13)        (0.67)
---------------------------------------------   --------      --------      --------
Net asset value, end of period                  $   7.79      $   6.57      $   5.70
=============================================   ========      ========      ========
Total return(b)                                    30.92%        17.65%        (4.66)%
=============================================   ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $262,655      $164,996      $101,541
=============================================   ========      ========      ========
Ratio of expenses to average net assets             0.82%         1.04%         0.98%
=============================================   ========      ========      ========
Ratio of net investment income to average net
  assets                                            2.14%         2.57%         1.06%
=============================================   ========      ========      ========
Portfolio turnover rate                            97.26%       114.94%        81.99%
=============================================   ========      ========      ========
Average brokerage commission rate(f)                 N/A           N/A           N/A
=============================================   ========      ========      ========

(a) The Fund changed investment advisers on October 5, 1988.
(b) For periods less than one year, total return is not annualized.
(c) Ratios are based on average net assets of $1,143,534,605.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) Annualized.
(f) Disclosure requirement beginning with the Fund's fiscal year ending October 31, 1996.

NOTE 8-SUBSEQUENT EVENT

On November 4, 1996, A I M Management Group Inc. ("AIM Management") and INVESCO PLC announced the execution of an agreement and plan of merger pursuant to which AIM Management will be merged with and into a direct wholly-owned subsidiary of INVESCO PLC. AIM Management is the parent company of the Fund's advisor. The merger is conditional on, among other things, approval by the shareholders of INVESCO PLC and AIM Management and the shareholders of the AIM funds and the mutual funds managed by INVESCO PLC, and is expected to take place during the first quarter of 1997.

                                     PART C

                               OTHER INFORMATION



Item 24.     (a)   Financial Statements

                   In Part A:

                   Financial Highlights

                   In Part B:

                   Audited Financial Statements

                   (1)   Independent Auditors' Report


                   (2)   Schedule of Investments as of October 31, 1996



                   (3)   Statement of Assets and Liabilities as of October 31,
                         1996



                   (4) Statement of Operations for the fiscal year ended October 31, 1996



                   (5) Statement of Changes in Net Assets for the fiscal years ended October 31, 1996 and October 31, 1995


             (b)   Exhibits


Exhibit
Number       Description
-------      -----------


(1)   (a) -  Articles of Incorporation, of the Registrant, as filed with the
             State of Maryland on February 17, 1982, were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.



      (b) - Articles of Amendment to the Articles of Incorporation, as filed with the State of Maryland on September 16, 1982, were filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.



      (c) - Articles of Amendment to the Articles of Incorporation, as filed with the State of Maryland on September 30, 1982, were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.



      (d) - Articles of Amendment to the Articles of Incorporation, as filed with the State of Maryland on November 23, 1988, were filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on September 12, 1988, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.

(2)   (a) -  By-Laws of the Registrant were filed as an Exhibit to Registrant's
             Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982.

      (b) - Amended By-Laws of the Registrant as adopted on February 18, 1987 were filed as an Exhibit to Registrant's Post-Effective Amendment No. 10 on Form N-1A filed on April 28, 1989.

      (c) - Amended By-Laws of the Registrant as adopted on May 24, 1988 were filed as an Exhibit to Registrant's Post- Effective Amendment No. 10 on Form N-1A filed on April 28, 1989.


      (d) - Amended and Restated By-Laws of the Registrant as adopted on June 11, 1989 were filed as an Exhibit to Registrant's Post-Effective Amendment No. 11 on Form N-1A filed on April 30, 1990, and were filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and are incorporated by reference herein.



      (e) - First Amendment to the Amended and Restated By-Laws of the Registrant as adopted on May 3, 1991 was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.



      (f) - Second Amendment to the Amended and Restated By-Laws of the Registrant as adopted on March 14, 1995 was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.



      (g) - Amended and Restated By-Laws of the Registrant as adopted on December 11, 1996, are filed electronically herewith.


(3)       -  Voting Trust Agreement - None.

(4)       -  Form of Specimen certificate for shares of common stock of
             Registrant was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982.

(5)   (a) -  Form of Investment Advisory Agreement, between Registrant and A I M
             Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on September 12, 1988.

      (b) - Investment Advisory Agreement, dated October 5, 1988, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992.


      (c) - Investment Advisory Agreement, dated October 18, 1993, between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.


      (d) - Form of Sub-Advisory Agreement, between A I M Advisors, Inc. and NCNB Texas National Bank, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 9 on Form N-1A filed on September 12, 1988.

      (e) - Sub-Advisory Agreement, dated October 5, 1988, between A I M Advisors, Inc. and NCNB Texas National Bank, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 13 on Form N-1A filed on April 30, 1992.

      (f) - Sub-Advisory Agreement, dated October 18, 1993, between A I M Advisors, Inc. and NationsBank of Texas, N.A., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.



      (g) Sub-Advisory Agreement, dated October 18, 1993, between A I M Advisors, Inc. and NationsBank of Texas, N.A., as assumed by TradeStreet Investment Associates, Inc., as of April 1, 1996, is filed electronically herewith.



      (h) Assumption Agreement, dated April 1, 1996, between AIM Advisors, Inc. and Tradestreet Investment Associates, Inc. is filed electronically herewith.


(6)   (a) -  Distribution Agreement, dated August 27, 1985, between Registrant and A I M Distributors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 5 on Form N-1A filed on April 28, 1986.


      (b) - Distribution Agreement, dated October 18, 1993, between Registrant and A I M Distributors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.


(7)   (a) -  Retirement Plan for Registrant's Non-Affiliated Directors was
             filed as an Exhibit to Registrant's Post- Effective Amendment No. 17 on Form N-1A filed on December 23, 1994.


      (b) - Retirement Plan for Registrant's Non-Affiliated Directors, effective as of March 8, 1994, as restated September 18, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

      (c) - Form of Deferred Compensation Agreement for Registrant's Non-Affiliated Directors was filed as an Exhibit to Registrant's Post-Effective Amendment No. 17 on Form N-1A filed on December 23, 1994.


      (d) - Form of Deferred Compensation Plan for Registrant's Non-Affiliated Directors as approved on December 5, 1995, was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.


(8)   (a) -  Custodian Contract between Registrant and State Street Bank and
             Trust Company was filed as an Exhibit to Registrant's Post-Effective Amendment No. 7 on Form N-1A filed on March 1, 1988.


      (b) - Custodian Contract, dated March 7, 1988, between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.



      (c) - Amendment No. 1 dated September 19, 1995, to the Custodian Contract dated March 7, 1988, between Registrant and State Street Bank and Trust Company was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.

      (9) (a)    -    Transfer Agency Agreement was filed as an Exhibit to
                      Registrant's Post-Effective Amendment No. 2 to
                      Registrant's Registration Statement on Form N-1 filed on
                      May 13, 1983.

          (b)    -    Administrative Services Agreement, dated June 11, 1989,
                      between Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                      11 on Form N-1A filed on April 30, 1990.


          (c)    -    Administrative Services Agreement, dated October 18,
                      1993, between the Registrant and A I M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective
                      Amendment No. 15 on Form N-1A filed on December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February
                      27, 1996, and is incorporated by reference herein.



          (d)    -    Administrative Services Agreement, dated October 18,
                      1993, between A I M Advisors, Inc. and A I M Fund
                      Services, Inc., was filed as an Exhibit to Registrant's
                      Post-Effective Amendment No. 15 on Form N-1A filed on
                      December 29, 1993, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment
                      No. 19 on February 27, 1996, and is incorporated by reference herein.



       (d)(i)    -    Amendment No.1, dated May 11, 1994, to the Administrative
                      Services Agreement dated October 18, 1993, between A I M
                      Advisors, Inc. and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                      17 on Form N-1A filed on December 23, 1994, and was filed electronically as an Exhibit with the Registrant's
                      Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.



      (d)(ii)    -    Amendment No. 2, dated July 1, 1994, to the
                      Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services,
                      Inc. was filed as an Exhibit to Registrant's
                      Post-Effective Amendment No. 17 on Form N-1A filed on
                      December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment
                      No. 19 on February 27, 1996, and is incorporated by reference herein.



      (d)(iii)   -    Amendment No. 3, dated September 16, 1994, to the
                      Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. and A I M Fund Services,
                      Inc. was filed as an Exhibit to Registrant's
                      Post-Effective Amendment No. 17 on Form N-1A filed on
                      December 23, 1994, and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment
                      No. 19 on February 27, 1996, and is incorporated by reference herein.



      (d)(iv)    -    Amendment No. 4, dated November 1, 1994, to the
                      Administrative Services Agreement dated November 1, 1994, between A I M Advisors, Inc. and A I M Fund Services,
                      Inc. was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February
                      27, 1996, and is incorporated by reference herein.



      (10)(a)    -    Opinion and consent of Spengler Carlson Gubar Brodsky &
                      Frischling, dated March 5, 1984, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 3 on Form
                      N-1A filed on March 7, 1984, and was filed electronically as an Exhibit with the Registrant's Post-Effective
                      Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.



          (b) - Opinion of Ballard Spahr Andrews & Ingersoll was filed as an Exhibit to Registrant's Rule 24f-2 Notice for the fiscal year ending October 31, 1996 on December 17, 1996.

(11) (a)  -  Consent of KPMG Peat Marwick LLP is filed electronically herewith.

     (b) - Consent of Ballard Spahr Andrews & Ingersoll is filed electronically herewith.

(12)      -  Financial Statements - None.


(13)      -  Letter from A I M Distributors, Inc., dated September 24,
             1992, re: initial capital was filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 1 on Form N-1 filed on September 30, 1982 and was filed electronically as an Exhibit with the Registrant's Post-Effective Amendment No. 19 on February 27, 1996, and is incorporated by reference herein.


(14)      -  Retirement Plan Documents - None.

(15)      -  Plans Pursuant to Rule 12b-1 under the Investment Company
             Act of 1940 - None.

(16)      -  Schedule of Performance Quotations - None.

(18)      -  Rule 18f-3 Plan - None.

(27)      -  Financial Data Schedule is filed electronically herewith.

Item 25.     Persons Controlled by or under Common Control With Registrant.

             Furnish a list or diagram or all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

             All of Registrant's issued and outstanding shares of Common Stock are owned of record by State Street Bank and Trust Company ("State Street") as custodian for Summit Investors Plans, a unit investment trust. State Street votes such shares in accordance with the instructions received from beneficial owners of Registrant's shares; and, as to shares for which no instructions are received, proportionately based upon the votes cast by beneficial owners who furnished instructions.

Item 26.     Number of Holders of Securities

             State in substantially the tabular form indicated, as of a specified date within 90 days' prior to the date of filing, the number of record holders of each class of securities of the Registrant.

                                 Number of Record Holders
             Title Class             February 1, 1997
             -----------         -------------------------

             Common Stock                   208


Item 27.     Indemnification

             State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

             Under the terms of the Maryland General Corporation Law and the Registrant's Articles of Incorporation and By-laws, the Registrant may indemnify any person who was or is a director, officer or employee of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Articles of Incorporation and By-laws, which are incorporated herein by reference. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $15,000,000 limit of liability.

Item 28.     Business and Other Connections of Investment Advisor

             Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

             A I M Advisors, Inc.

             See Statement of Additional Information, Part B under headings "General Information About the Fund - Directors and Officers" for information concerning A I M Advisors, Inc.


             TradeStreet Investment Associates, Inc.



             The names and principal occupations of the chief executive officer and each director of TradeStreet Investment Associates, Inc. ("TradeStreet") are as follows:


             Andrew M. Silton           President and Chief Executive Officer,
                                        TradeStreet; Senior Vice President,
                                        NationsBank Trust and Investments



             James B. Sommers           Executive Vice President, NationsBank,
                                        N.A.; President, NationsBank Trust
                                        (1984-1996)



             John W. Munce              Executive Vice President, NationsBank,
                                        N.A.



             Stuart A. Sachs            President, Sovran Capital Management
                                        Corp.



             All of the foregoing persons may be reached c/o TradeStreet Investment Associates, Inc., 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255.

  Item 29.         Principal Underwriters

             (a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter, depositor or investment advisor to the following investment companies:

                   AIM Equity Funds, Inc. (Retail Classes)
                   AIM Funds Group
                   AIM International Funds, Inc.
                   AIM Investment Securities Funds (Retail Class)
                   AIM Tax-Exempt Funds, Inc.
                   AIM Variable Insurance Funds, Inc.
                   Summit Investors Plans

             (b) The following information is furnished with respect to the officers and directors of A I M Distributors, Inc. the Registrant's principal underwriter.



 Name and Principal           Position and Offices with           Position and Offices
 Business Address*              Principal Underwriter                with Registrant
 -------------------          ------------------------            ---------------------
 Charles T. Bauer             Chairman of the Board of Directors   Chairman & Director

 Michael J. Cemo              President & Director                 None

 Gary T. Crum                 Director                             Senior Vice
                                                                   President

 Robert H. Graham             Senior Vice President & Director     President & Director

 John Caldwell                Senior Vice President                None

 W. Gary Littlepage           Senior Vice President & Director     None

 James L. Salners             Senior Vice President & Director     None

 Gordon J. Sprague            Senior Vice President                None

 Michael C. Vessels           Senior Vice President                None

 Marilyn M. Miller            First Vice President                 None

 John J. Arthur               Vice President & Treasurer           Senior Vice
                                                                   President & Treasurer

 Mary K. Coleman              Vice President                       None

 Charles R. Dewey             Vice President                       None

 Sidney M. Dilgren            Vice President                       None

 William H. Kleh              Vice President                       None

 Ofelia M. Mayo               Vice President, General Counsel      Assistant Secretary
                              & Assistant Secretary

 Carol F. Relihan             Vice President                       Senior Vice
                                                                   President &
                                                                   Secretary

 Kamala C. Sachidanandan      Vice President                       None

 Frank V. Serebrin             Vice President                       None




_______________________________
*  P.O. Box 4333
   Houston, TX 77210-4333



 Name and Principal     Position and Offices with          Position and Offices
 Business Address*        Principal Underwriter               with Registrant
 -------------------    ------------------------           --------------------
 B. J. Thompson         Vice President                      None

 Robert D. Van Sant     Vice President                      None

 Melville B. Cox        Vice President & Chief Compliance   Vice President
                        Officer

 David E. Hessel        Assistant Vice President,           None
                        Assistant Treasurer & Controller

 Tisha Christopher      Assistant Vice President            None

 Glenda Dayton          Assistant Vice President            None

 Mary E. Gentempo       Assistant Vice President            None

 Jeffrey L. Horne       Assistant Vice President            None

 Kim T. Lankford        Assistant Vice President            None

 Wayne W. LaPlante      Assistant Vice President            None

 Ivy B. McLemore        Assistant Vice President            None

 David B. O'Neil        Assistant Vice President            None

 Terri L. Ransdell      Assistant Vice President            None

 Christopher T. Simutis Assistant Vice President            None

 Gary K. Wendler        Assistant Vice President            None

 Nicholas D. White      Assistant Vice President            None

 David L. Kite          Assistant General Counsel &         Assistant Secretary
                        Assistant Secretary

 Nancy L. Martin        Assistant General Counsel &         Assistant Secretary
                        Assistant Secretary

 Samuel D. Sirko        Assistant General Counsel &         Assistant Secretary
                        Assistant Secretary

 Kathleen J. Pflueger   Secretary                           Assistant Secretary

 Stephen I. Winer       Assistant Secretary                 Assistant Secretary




             (c)   Not Applicable.

 Item 30.    Location of Accounts and Records

             With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.




_______________________________
*  P.O. Box 4333
   Houston, TX 77210-4333

                   A I M Advisors, Inc., 11 Greenway Plaza, Suite 1919, Houston, Texas 77046, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian and Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and its partially owned subsidiary, Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300.

Item 31.     Management Services

             Furnish a summary of the substantive provisions of any management related service contract not discussed in Part I of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

             None.

Item 32.     Undertakings.

             The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its annual report upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 24th day of February, 1997.

                                Registrant:   AIM SUMMIT FUND, INC.

                                       By:    /s/ ROBERT H. GRAHAM
                                              -------------------------------
                                              Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                   SIGNATURES                                     TITLE                                 DATE
                   ----------                                     -----                                 ----
            /s/ CHARLES T. BAUER                           Chairman & Director                     February 24, 1997
         -----------------------------
               (Charles T. Bauer)


            /s/ ROBERT H. GRAHAM                          Director & President                     February 24, 1997
         -----------------------------                (Principal Executive Officer)
               (Robert H. Graham)


           /s/ BRUCE L. CROCKETT                                Director                           February 24, 1997
         -----------------------------
              (Bruce L. Crockett)


              /s/ OWEN DALY II                                  Director                           February 24, 1997
         -----------------------------
                 (Owen Daly II)


             /s/ CARL FRISCHLING                                Director                           February 24, 1997
         -----------------------------
                (Carl Frischling)


             /s/ JOHN F. KROEGER                                Director                           February 24, 1997
         -----------------------------
                (John F. Kroeger)


            /s/ LEWIS F. PENNOCK                                Director                           February 24, 1997
         -----------------------------
               (Lewis F. Pennock)


             /s/ IAN W. ROBINSON                                Director                           February 24, 1997
         -----------------------------
               (Ian W. Robinson)


             /s/ LOUIS S. SKLAR                                 Director                           February 24, 1997
         -----------------------------
                (Louis S. Sklar)


            /s/ John J. Arthur                     Senior Vice President and Treasurer             February 24, 1997
          ----------------------------                  (Principal Financial and
               (John J. Arthur)                           Accounting Officer)

                               INDEX TO EXHIBITS



Exhibit
Number
-------

   2(g) Amended and Restated By-Laws of the Registrant as adopted on December 11, 1996

   5(g) Sub-Advisory Agreement, dated October 18, 1993, between A I M Advisors, Inc. and NationsBank Texas, N.A., as assumed by Trade Street Investment Associates, Inc., as of April 1, 1996.

   5(h) Assumption Agreement, dated April 1, 1996, between A I M Advisors, Inc. and Tradestreet Investment Associates, Inc.

  11(a)     Consent of KPMG Peat Marwick LLP

  11(b)     Consent of Ballard Spahr Andrews & Ingersoll

     27     Financial Data Schedule